Exhibit 10.6

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

                           HEMISPHERX BIOPHARMA, INC.

                           ADDITIONAL INVESTMENT RIGHT

Additional Investment Right No. [  ]                 Dated:  _____________, 2004

      Hemispherx Biopharma, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, [Name of Holder] or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of $2,000,000 in principal amount of 6% senior secured convertible debentures due January 31, 2006 of the Company in the form attached as Exhibit A hereto (each such debenture, an "Additional Debenture" and all such debentures, the "Additional Debentures"), at any time or from time to time from and after July 26, 2004 (the "Trigger Date") and through and including the later of (i) 90 days following the date on which the Registration Statement is declared effective and
(ii) 90 days following the Trigger Date (the "Expiration Date"), and subject to the following terms and conditions. This Additional Investment Right (this "Additional Investment Right") is one of a series of similar additional investment rights issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers identified therein (the "Securities Purchase Agreement"). All such additional investment rights are referred to herein, collectively, as the "Additional Investment Rights."

      1. Definitions. In addition to the terms defined elsewhere in this Additional Investment Right, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.

      2. Registration of Additional Investment Right. The Company shall register this Additional Investment Right, upon records to be maintained by the Company for that purpose (the "Additional Investment Right Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Additional Investment Right as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

      3. Registration of Transfers. The Company shall register the assignment and transfer of any portion of this Additional Investment Right in the
Additional Investment Right Register, upon surrender of this Additional Investment Right, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new additional investment right to purchase Additional Debentures, in substantially the form of this Additional Investment Right (any such new additional investment right, a "New Additional Investment Right"), evidencing the portion of this Additional Investment Right so transferred shall be issued to the transferee and a New Additional Investment Right evidencing the remaining portion of this Additional Investment Right not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Additional Investment Right by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of an Additional Investment Right.

      4. Exercise and Duration of Additional Investment Right.

            (a) This Additional Investment Right shall be exercisable by the registered Holder at any time or from time to time on or after the Trigger Date to and including the Expiration Date; provided, however, that the Expiration Date shall be extended for each day after the Effectiveness Deadline (as defined in the Registration Rights Agreement) that the Registration Statement is not effective. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Additional Investment Right not exercised prior thereto shall be void and of no further force and effect. Notwithstanding anything herein to the contrary, following the Trigger Date, the Company shall have the right, in its sole discretion, to accelerate the Expiration Date (the "Company's Acceleration Election"); provided that the Conditions to the Company's Acceleration Election (as set forth below) are satisfied as of the Company's Exercise Election Notice Date or are waived by the Holder. The Company shall exercise its right to Company's Acceleration Election by providing written notice to each holder of the Additional Investment Rights ("Company's Exercise Election Notice") by facsimile and overnight courier. The date on which each of such holders of the Additional Investment Rights actually receives the Company's Exercise Election Notice is referred to herein as the "Company's Exercise Election Notice Date." Subject to the satisfaction of all the conditions of this Section 4(a), on the third trading day following the Company's Exercise Election Notice Date, unless the Holder has delivered an Exercise Notice, this Additional Investment Right shall be void and of no further force and effect. "Conditions to Company's Acceleration Election" means the following conditions: (i) during the period beginning on the Closing Date and ending on and including the Company's Exercise Election Notice Date, the Company shall have delivered shares of Common Stock upon any conversion of Conversion Amounts on a timely basis as set forth in
Section 4(e)(ii) of the Debentures, and shall have delivered shares of Common Stock upon exercise of any Warrants on a timely basis as set forth in Section 2(a) of the Warrants; (ii) on each day during the period beginning on the Closing Date and ending on and including the Company's Exercise Election Notice Date, the Common Stock shall be listed on the Principal Market and delisting or suspension of the Common Stock by such market or exchange shall not have been threatened either (A) in writing by such market or exchange or (B) by falling below the minimum listing maintenance requirements of such market or exchange for the Common Stock; (iii) during the period beginning on the Closing Date and ending on and including the Company's Exercise Election Notice Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control which has not been abandoned, terminated or consummated or (y) an Event of Default; (iv) during the period beginning on the date which is the Closing Date and ending on and including the Company's Exercise Election Notice Date, there shall not have occurred an event that with the passage of time or giving of notice, and assuming it were not cured, would constitute an Event of Default; (v) on each day of the period beginning on the date of delivery of a Company's Exercise Election Notice and ending on the Company's Exercise Election Notice Date either (x) the Registration Statement or Registration Statements required pursuant to the Registration Rights Agreement shall be effective and available for the resale of all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement or
(y) all shares of Common Stock issuable upon conversion of the Debentures and shares of Common Stock issuable upon exercise of the Warrants shall be eligible for sale without restriction (other than any restriction arising under applicable federal or state securities laws as a result of the holder of such securities being an Affiliate of the Company) and without the need for registration under any applicable federal or state securities laws; (vi) the Company otherwise shall have been in material compliance with and shall not have breached, in any material respect, any provision, covenant, representation or warranty of the Securities Purchase Agreement, any of the Warrants, any of the Debentures or any of the other Transaction Documents; (vii) the Company shall be unaware of any facts or circumstances that might reasonably give rise to any of the foregoing events set forth in this paragraph being untrue; and (viii) the Closing Sale Price of the Common Stock shall equal or exceed 200% of the Fixed Conversion Price then in effect for the 20 consecutive trading days immediately prior to the date of delivery of the Company's Exercise Election Notice.

            (b) The Holder may exercise this Additional Investment Right by delivering to the Company (i) an exercise notice, in the form attached hereto (the "Exercise Notice"), appropriately completed and duly signed and (ii) payment of the principal amount of the Additional Debentures as to which this Additional Investment Right is being exercised (the "Exercise Price"), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Additional Investment Right and issuance of a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Debentures.

            (c) Limitations on Exercise. The Company shall not effect any exercise of this Additional Investment Right, and the Holder of this Additional Investment Right shall not have the right to exercise any portion of this Additional Investment Right, to the extent that after giving effect to such exercise, the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Additional Investment Right with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Additional Investment Right beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Additional Investment Right, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

      5. Delivery of Additional Debentures.

            (a) Upon exercise of this Additional Investment Right, the Company shall promptly (but in no event later than three trading days after the Exercise
Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, (i) a certificate for the Additional Debentures issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Additional Debentures and naming the Holder as a selling stockholder thereunder is not then effective and the Additional Debentures are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, (ii) the legal opinions of Company Counsel, substantially in the form of Exhibit E to the Securities Purchase Agreement, executed by such counsel and delivered to the Holders relating to the Additional Debentures, and
(iv) a certificate from an officer of the Company that each of the representations and warranties of the Company set forth in Section 3 of the Securities Purchase Agreement are true and correct as of the date when made and as of the Exercise Date as though made on and as of such date, and each of the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to such Exercise Date. The Holder, or any Person so designated by the Holder to receive Additional Debentures, shall be deemed to have become holder of record of such Additional Debentures as of the Exercise Date.

            (b) This Additional Investment Right is exercisable, either in its entirety or, from time to time, for a portion of the number of Additional Debentures. Upon surrender of this Additional Investment Right following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Debentures.

            (c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Additional Debentures or the shares of Common Stock issuable upon conversion of the Additional Debentures on the date on which delivery of such certificate is required by this Additional Investment Right or Additional Debenture, and if after such date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Common Stock that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

            (d) The Company's obligations to issue and deliver Additional Debentures in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Additional Debentures. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Additional Debentures upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

      6. Charges, Taxes and Expenses. Issuance and delivery of certificates for Additional Debentures upon exercise of this Additional Investment Right shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Additional Investment Right or receiving Additional Debentures upon exercise hereof.

      7. Replacement of Additional Investment Right. If this Additional Investment Right is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Additional Investment Right, a New Additional Investment Right, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

      8. Reservation of Common Stock. The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Common Stock issuable upon conversion of Additional Debentures as therein provided. The Company covenants that all Additional Debentures so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that any shares of Common Stock issuable upon conversion of the Additional Debentures may be issued as provided therein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

      9. Certain Adjustments. The conversion price and other terms of the Additional Debentures issuable upon exercise of this Additional Investment Right shall be subject to adjustment from time to time as set forth in the initial Debentures issued by the Company on the date hereof pursuant to the Securities Purchase Agreement as if this Additional Investment Right and the Additional Debentures were issued and outstanding on the date of issuance of the Debentures issued on January 26, 2004. At least 30 days prior to any such event or transaction involving an Organic Change (as defined in the Additional Debenture) or otherwise potentially giving rise to an adjustment or modification of the terms and provisions of the Additional Debenture, the Company will give the Holder notice thereof of the date of the transaction and the effect thereof on the terms of the Additional Debentures. The Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Additional Investment Right prior to the time of such event or transaction so as to participate in or vote with respect to such event or transaction.

      10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds to the Company in the manner specified by the Company in the Securities Purchase Agreement.

      11. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Additional Investment Right must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as set forth in the Securities Purchase Agreement.

      12. Miscellaneous.

            (a) Subject to the restrictions on transfer set forth on the first page hereof, and provided that any transferee is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended, and (i) agrees to all of the terms herein and in the Additional Debenture and (ii) provides investment purposes representations with respect to this Additional Investment Right and the Additional Debentures comparable to those set forth in Section 2(a) of the Securities Purchase Agreement, this Additional Investment Right may be assigned by the Holder. This Additional Investment Right may not be assigned by the Company except to a successor in the event of an Organic Change (as defined in the Additional Debenture). This Additional Investment Right shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Additional Investment Right shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Additional Investment Right. This Additional Investment Right may be amended only in writing signed by the Company and the Holder, their respective successors or permitted assigns.

            (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

            (C) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS ADDITIONAL INVESTMENT RIGHT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

            (d) The headings herein are for convenience only, do not constitute a part of this Additional Investment Right and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Additional Investment Right shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Additional Investment Right shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Additional Investment Right.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed by its authorized officer as of the date first indicated above.

                                     HEMISPHERX BIOPHARMA, INC.

                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase $______________ principal amount of Additional Debentures under the foregoing Additional Investment Right)

To: Hemispherx Biopharma, Inc.

The undersigned is the Holder of Additional Investment Right No. _______ (the "Additional Investment Right") issued by Hemispherx Biopharma, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Additional Investment Right.

1. The Additional Investment Right is currently exercisable to purchase a total of $______________ principal amount of Additional Debentures.

2.    The   undersigned   Holder   hereby   exercises   its  right  to  purchase
      _________________   $______________   principal   amount   of   Additional
      Debentures pursuant to the Additional Investment Right.

3. The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Additional Investment Right.

4. Pursuant to this exercise, the Company shall deliver to the Holder $______________ principal amount of Additional Debentures in accordance with the terms of the Additional Investment Right.

5.    Following  this  exercise,   the  Additional  Investment  Right  shall  be
      exercisable to purchase a total of $______________ principal amount of Additional Debentures.

6. The undersigned is still an "Accredited Investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

Dated: __________________, ______            Name of Holder:

                                             (Print)
                                                   -----------------------------

                                             By:
                                                   -----------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                   -----------------------------

                                             (Signature   must  conform  in  all
                                             respects   to  name  of  holder  as
                                             specified   on  the   face  of  the
                                             Additional Investment Right)

                               FORM OF ASSIGNMENT

      [To be completed and signed only upon transfer of Additional Investment Right]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Additional Investment Right to purchase $______________ principal amount of Additional Debentures of Hemispherx Biopharma, Inc. to which the within Additional Investment Right relates and appoints ________________ attorney to transfer said right on the books of Hemispherx Biopharma, Inc. with full power of substitution in the premises.

Dated: ___________________, _____

                                             -----------------------------------
                                             (Signature   must  conform  in  all
                                             respects   to  name  of  holder  as
                                             specified   on  the   face  of  the
                                             Additional Investment Right)

                                             -----------------------------------
                                             Address of Transferee

                                             -----------------------------------

                                             -----------------------------------

In the presence of:

-----------------------------------

                                                                       EXHIBIT A

                          FORM OF ADDITIONAL DEBENTURE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

No. __                                                                 $________

                           HEMISPHERX BIOPHARMA, INC.

          6% SENIOR SECURED CONVERTIBLE DEBENTURE DUE JANUARY 31, 2006

      THIS DEBENTURE (this "Debenture") is one of a duly authorized issue of Debentures of HEMISPHERX BIOPHARMA, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), designated as its 6% Senior Secured Convertible Debentures Due January 31, 2006, in an aggregate principal amount of up to Two Million U.S. Dollars (U.S. $2,000,000) (the "Debentures").

FOR VALUE RECEIVED, the Company promises to pay to ________________, the holder hereof, or its registered assigns (the "Holder"), the principal sum of __________ Dollars ($________) when due, whether on January 31, 2006 (subject to extension as provided herein, the "Maturity Date") or on any Installment Date with respect to the Installment Amount due on such Installment Date (each, as defined herein), and to pay interest ("Interest Payments") on the Outstanding Principal Amount at the rate of 6% per annum which shall be cumulative, accrue, but not compound, daily from the date of issuance of this Debenture and be due and payable in arrears on the first day of each Quarterly Period commencing with the Quarterly Period immediately following the date of issuance of this Debenture (each, an "Interest Payment Date"). If the Maturity Date is not a Business Day, then the Maturity Date shall be deemed to be the Business Day immediately following such date. If an Interest Payment Date is not a Business Day, then the Interest Payment shall be due and payable on the Business Day immediately following such Interest Payment Date. Subject to the limitations in Sections 11 and 26, interest shall be payable by the issuance of shares of Common Stock ("Interest Shares") to the Holder or, at the option of the Company, in cash (the "Cash Interest Payment"); provided, however, that the Company may not make Cash Interest Payments and interest payments shall be payable in Interest Shares unless the Company provides written notice to each holder of Debentures at least five Business Days prior to the applicable Interest Payment Date that such Interest Payments shall be made in cash. Interest Shares shall be paid in a number of fully paid and nonassessable shares (rounded up or down to the nearest whole share) of Common Stock equal to the quotient of (1) the amount of the Interest Payment due on the applicable Interest Payment Date divided by (2) ninety-five percent (95%) of the arithmetic average of the Closing Sale Price of the Common Stock on the five consecutive Business Days ending on and including the third Business Day immediately preceding the applicable Interest Payment Date (the "Interest Share Conversion Rate"); provided, further; that in no event may the Company issue more than an aggregate of 40,000 shares of Common Stock (as equitably adjusted for any stock dividend, stock split or other similar transaction), pro rata among all holders of Debentures, in respect of any single Interest Payment (it being understood that the balance of each such Interest Payment shall be paid in the form of a Cash Interest Payment). Notwithstanding the foregoing, the Company shall be required to make a Cash Interest Payment on any Interest Payment Date if (a) any event constituting an Event of Default or an event that with the passage of time and without being cured would constitute an Event of Default, has occurred and is continuing on the Interest Payment Date or any date which is within 10 Business Days prior to the Interest Payment Date, unless otherwise consented to in writing by the holder of the Debenture entitled to receive such Interest Payment or (b) from and after the time that any Registration Statement (as defined in the Registration Rights Agreement, the "Registration Statement") is required to be effective, such Registration Statement is not then effective and available for the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) on the Interest Payment Date or each date which is within 10 Business Days prior to the Interest Payment Date. Any accrued and unpaid interest which is not paid within five (5) Business Days of the Interest Payment Date on which such payment of interest was due shall bear interest at the rate of 14.0% per annum from such Interest Payment Date until the same is paid in full (or, if less, the maximum interest rate then permitted by applicable law) (the "Default Interest").

Interest Payments and payments of principal will be paid only to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register").

This Debenture is subject to the following additional provisions:

      1. Exchange. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different denominations, as requested by the Holder surrendering the same. No service charge will be charged to the Holder for such registration transfer or exchange.

      2. Transfers. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the United States only in compliance with the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture is overdue, and the Company shall not be affected by notice to the contrary.

      3. Definitions. For purposes of this Debenture, the location of defined terms in this Debenture is set forth on the Index of Terms attached hereto and the following terms shall have the following meanings:

"Account Control Agreement" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

"Agent" shall mean Portside Growth & Opportunity Fund, in its capacity as collateral agent for the holders of Debentures, and any successor in such capacity.

"Approved Stock Plan shall mean any employee benefit plan, stock incentive plan or other similar plan or arrangement which has been approved by the Board of Directors of the Company or any authorized committee thereof, pursuant to which the Company's securities may be issued to any employee, officer, consultant or director for services provided to the Company.

"ASE" shall mean The American Stock Exchange.

"Bloomberg" shall mean Bloomberg Financial Markets or any other similar financial reporting service as may be selected from time to time by the Company and the holders of not less than 60% of the then Outstanding Principal Amount of Debentures issued on the Original Issuance Date.

"Business Day" shall mean any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

"Cash Collateral Account" shall mean the account maintained by the Company at the Cash Collateral Account Bank, and subject to the control of the Agent pursuant to the Account Control Agreement, together with any successor account designated by the Agent.

"Cash Collateral Account Bank" shall mean the financial institution designated as the Cash Collateral Account Bank under the Account Control Agreement.

"Cash Transaction" shall mean any Organic Change with a third party on an arm's length basis pursuant to which the holders of the Common Stock are to receive consideration consisting solely of cash.

"Closing Sale Price" shall mean, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg, or if the Principal Market begins to operate on an extended hours basis, and does not designate the closing trade price, then the last trade price at 4:00 p.m., New York City Time, as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the last closing ask price of such security as reported by Bloomberg, or, if no last closing ask price is reported for such security by Bloomberg, the average of the highest bid price and the lowest ask price of any market makers for such security as reported in the "pink sheets" by the Pink Sheets LLC. If the Closing Sale Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of no less than 60% of the Outstanding Principal Amount of the Debentures issued on the Original Issuance Date then outstanding. If the Company and the holders of the Debentures are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 4(e)(iii) below. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

"Collateral" shall mean all of the property and assets, other than Intellectual Property, and all interests therein and proceeds thereof now owned or hereafter acquired by the Company, any of its Subsidiaries and any other Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the obligations of the Company under the Debentures.

"Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Company.

"Common Stock Deemed Outstanding" shall mean, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 6(a)(i) and 6(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Debentures or exercise of the Warrants.

"Conversion Failure" shall mean that for any reason the Holder has not received all of the shares of Common Stock to which the Holder is entitled prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of this Debenture.

"Conversion Price" shall mean (A) as of any Conversion Date or other date of determination (other than with respect to an Installment Amount on an Installment Date pursuant to a Company Conversion (as defined in Section 24
(a)), the Fixed Conversion Price, and (B) with respect to any Installment Amount on an Installment Date pursuant to a Company Conversion, at the option of the Holder, either the Fixed Conversion Price or the Company Conversion Price (as defined in Section 24(d)), each in effect as of such date and subject to adjustment as provided herein.

"Convertible Securities" shall mean any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

"Default Conversion Price" shall mean the lower of (a) the Conversion Price then in effect and (b) 95% of the lowest Closing Sale Price during the three (3) trading days ending on and including the Conversion Date or other date of determination.

"Fixed  Conversion  Price" shall mean as of any Conversion Date or other date of
determination   $2.58,   subject  to   adjustment  as  provided  in  Section  6,
Anti-dilution Adjustments to Conversion Price.

"Intellectual Property" means all trademarks, trade names, trade dress, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, technology licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights.

"Interferon Acquisition" shall mean the acquisition of certain assets and technology of Interferon Sciences, Inc. ("Interferon") pursuant to asset purchase agreements, dated as of March 11, 2003, between the Company and Interferon, a true and complete copy of which has been delivered by the Company to each initial holder of Debentures in accordance with the Securities Purchase Agreement.

"Letters of Credit" shall mean the irrevocable standby letters of credit in the aggregate stated amount of $1,000,000 issued by banks acceptable to the Agent and naming the Agent as beneficiary, and any letters of credit issued in substitution or replacement thereof, in accordance with the Securities Purchase Agreement.

"Mortgage" shall mean each mortgage, deed of trust or deed to secure debt, made by the Company in favor of the Agent and recorded against each real property location acquired by the Company from Interferon pursuant to the Interferon Acquisition.

"NASDAQ" shall mean The Nasdaq National Market, The Nasdaq Small Cap Market or the ASE.

"NYSE" shall mean The New York Stock Exchange, Inc.

"Options" shall mean any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

"Original Issuance Date" shall mean the first date on which any Debentures have been issued pursuant to the Securities Purchase Agreement.

"Outstanding Principal Amount" shall mean the principal sum outstanding from time to time under this Debenture.

"Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

"Principal Market" shall mean the ASE, or if the Common Stock is not traded on the ASE, then the principal securities exchange or trading market for the Common Stock.

"Quarterly Period" shall mean each of the following periods: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30, the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

"Registration Rights Agreement" shall mean that certain registration rights agreement between the Company and the initial holders of the Debentures relating to the filing of a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants, as such agreement may be amended from time to time as provided in such agreement.

"SEC" shall mean the United States Securities and Exchange Commission.

"Securities Purchase Agreement" shall mean that certain securities purchase agreement between the Company and the initial holders of the Debentures, as such agreement may be amended from time to time as provided in such agreement.

"Security Agreement" shall mean that certain third amended and restated security agreement made by the Company in favor of the Agent for the benefit of all holders of the Debentures, as such agreement may be amended from time to time as provided in such agreement.

"Strategic Financing" shall mean the issuance of Common Stock or Options in connection with any acquisition by the Company, by whatever means, of any business, assets or technologies, or to any strategic investor, vendor, customer, lease or similar arrangement, the primary purpose of which is not to raise equity capital; provided that the aggregate number of shares of Common Stock which the Company may issue pursuant to this definition shall not exceed
(i) 25% of the total outstanding equity on the Original Issuance Date in connection with any one or more related issuances to strategic investors, vendors, customers, lessors or similar parties or (ii) 40% of the total outstanding equity on the Original Issuance Date in connection with all issuances to strategic investors, vendors, customers, lessors or similar parties (in each case, subject to adjustment for stock splits, stock dividends, stock combinations and similar transactions).

"Subsidiary" shall mean, as to any Person, any entity in which such Person, directly or indirectly, owns 30% or more of the capital stock or other equity or similar interests or owns capital stock or holds an equity or similar interest which ownership entitles such Person to elect 30% or more of the board of directors or similar governing body of such entity.

"Transaction   Documents"  shall  have  the  meaning  ascribed  thereto  in  the
Securities Purchase Agreement.

"Warrants" shall mean the warrants to purchase shares of Common Stock issued by the Company pursuant to the Securities Purchase Agreement.

"Weighted Average Price" shall mean, for any security as of any date, the dollar volume-weighted average price per share for such security on the Principal Market during the period beginning at 9:30 a.m., New York City Time, and ending at 4:00 p.m., New York City Time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price per share of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time, and ending at 4:00 p.m., New York City Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the Pink Sheets LLC. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of no less than 60% of the Outstanding Principal Amount of the Debentures issued on the Original Issuance Date then outstanding. If the Company and the holders of the Debentures are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 4(e)(iii) with the term "Weighted Average Price" being substituted for the term "Closing

Sale Price." All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

      4. Conversion. The Holder of this Debenture shall have the following conversion rights:

            (a) Holder's Right to Convert. Subject to Sections 11 and 26, at any time or times until 5:00 p.m., New York City Time, on the Business Day prior to the Maturity Date this Debenture is convertible, at the option of the Holder hereof, into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 4(d) at the Conversion Rate (as defined below). The Holder hereof may convert a portion of the Outstanding Principal Amount of this Debenture if such portion is an integral multiple of $1,000. If this Debenture remains outstanding on the Maturity Date, then this Debenture shall be redeemed by the Company in accordance with Section 5(a). Notwithstanding anything herein to the contrary, concurrent with each delivery of Conversion Shares to a holder pursuant to this Debenture, the Company shall pay (in Interest Shares, only if all terms, conditions and requirements set forth in this Debenture concerning payment of interest in the form of Interest Shares are satisfied, or cash as determined by the Company) to such holder all accrued and unpaid interest on the Outstanding Principal Amount then being converted from the last date on which interest had been paid on such Outstanding Principal Amount through the Conversion Date.

            (b) Company's Right to Mandatory Conversion. Subject to Sections 11 and 26 hereof, if at any time from and after the Original Issuance Date the Weighted Average Price of the Common Stock shall exceed 175% of the Conversion Price for any 25 consecutive trading days (the "Mandatory Conversion Measuring Period"), the Company may deliver on or before the second (2nd) Business Day following the end of the Mandatory Conversion Measuring Period a written notice to all, but not less than all, of the Holders and the Transfer Agent (as defined in Section 4(e)(i)) (the "Mandatory Conversion Notice"), indicating that the Company is requiring each Holder to convert the then Outstanding Principal Amount of such Holder's Debenture plus accrued and unpaid interest thereon to the date fixed for conversion into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 4(d) hereof at the Conversion Rate as of the Mandatory Conversion Date (as defined below); provided, however, that the Company may not require such conversion if (i) an Event of Default shall have occurred at any time on or prior to the Mandatory Conversion Date and shall have not been cured to the reasonable satisfaction of the holder of this Debenture, (ii) an event shall have occurred and be continuing at any time on or prior to the Mandatory Conversion Date which with the passage of time and the failure to cure would result in an Event of Default, (iii) either (A) any Registration Statement is not effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement) required to be included in such Registration Statement or (B) there has been any Grace Period, in either case on any trading day during the period beginning on the first day of the Mandatory Conversion Measuring Period and ending on the Mandatory Conversion Date or (iv) there has been a public announcement of a pending, proposed or intended Change of Control, unless such pending, proposed or intended Change of Control has been terminated, abandoned or consummated and the Company has publicly announced such termination, abandonment or consummation of such Change of Control (a "Mandatory Conversion"). The Company shall send the Mandatory Conversion Notice by facsimile and overnight courier to each Holder and shall indicate (X) the date fixed for conversion, which shall be not less than fifteen (15) days nor more than thirty
(30) days after each Holder's receipt of the Mandatory Conversion Notice (the "Mandatory Conversion Date"), (Y) the Conversion Price and (Z) the number of shares of Common Stock to be issued to such Holder as of the Mandatory
Conversion Date. If the Company has elected a Mandatory Conversion, the mechanics of conversion set forth in Section 4(e) shall apply, to the extent applicable, as if the Company and the Transfer Agent had received from each Holder on the Mandatory Conversion Date a Conversion Notice (as defined below) with respect to the entire Outstanding Principal Amount of the Debenture and the interest accrued and unpaid thereon as of the Mandatory Conversion Date. Promptly following the Mandatory Conversion Date, the Holder shall surrender its Debenture to the Company or the Transfer Agent.

            (c) Partial Conversion of Debenture. If this Debenture is converted in part, the remaining portion of this Debenture not so converted shall remain entitled to the conversion rights provided herein.

            (d) Conversion Price for Holder Converted Shares. The Outstanding Principal Amount of this Debenture that is converted into shares of Common Stock shall be convertible into the number of shares of Common Stock which results from application of the following formula:

                                        P
                   ------------------------------------------
                                Conversion Price
P = Outstanding Principal Amount of this Debenture submitted for conversion

The number of shares of Common Stock into which this Debenture hereto may be converted pursuant to the foregoing formula is hereafter referred to as the "Conversion Rate."

            (e) Mechanics of Conversion. The conversion of this Debenture shall be conducted in the following manner:

                  (i) Holder's Delivery Requirements. To convert this Debenture (in whole or in part) into full shares of Common Stock on any date, the Holder shall (A) transmit by facsimile (or otherwise physically deliver), for receipt on or prior to 5:00 p.m., New York City Time, on such date, a copy of a properly completed notice of conversion executed by the Holder in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and the Company's designated transfer agent (the "Transfer Agent") and (B) surrender this Debenture to a common carrier for delivery to the Company as soon as practicable following such date.

                  (ii) Company's Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall (A) as soon as practicable, but in any event within two (2) Business Days, send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (B) then, on or before the second (2nd) Business Day following the date of receipt by the Company of such Conversion Notice (the "Share

      Delivery Date"), (x) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, or (y) in the case of a public resale of such Conversion Shares in accordance with the provisions of the Irrevocable Transfer Agent Instructions, provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and, if required by DTC, the holder provides a customary representation letter to DTC, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the specified principal amount submitted for conversion is less than the then Outstanding Principal Amount of this Debenture, then the Company shall, as soon as practicable using reasonable best efforts, and in no event later than five Business Days after receipt of the Debenture (the "Debenture Delivery Date") and at its own expense, issue and deliver to the holder a new Debenture representing the Outstanding Principal Amount not converted. The effective date of conversion (the "Conversion Date") shall be deemed to be the date on which the Company receives by facsimile the Conversion Notice, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  (iii) Dispute Resolution. In the case of a dispute as to the determination of the Closing Sale Price, the Weighted Average Price, the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via facsimile within two (2) Business Days of receipt of the Holder's Conversion Notice or other date of determination. If the Holder and the Company are unable to agree upon the determination of the Closing Sale Price, the Weighted Average Price, the Conversion Price or arithmetic calculation of the Conversion Rate within two (2) Business Days of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall within two (2) Business Days submit via facsimile (A) the disputed determination of the Closing Sale Price, the Weighted Average Price or the Conversion Price, as applicable, to an independent, reputable investment bank selected by the Company and approved by the holders of at least 60% of the Outstanding Principal Amount of the Debentures issued on the Original Issuance Date then outstanding or (B) the disputed determination of the Conversion Price, the Weighted Average Price or the Conversion Price, as applicable, or the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holders of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

                  (iv) Company's Failure to Timely Convert.

      (A) If (x) within five (5) Business Days after the Company's receipt of the facsimile copy of a Conversion Notice the Company has failed to issue and deliver a certificate to a Holder or credit the Holder's designee's balance account with DTC, in accordance with Section 4(e) hereof for the number of shares of Common Stock to which the Holder is entitled upon the Holder's conversion of this Debenture or (y) within five (5) Business Days of the Company's receipt of this Debenture the Company has failed to issue and deliver a Debenture representing the principal amount of this Debenture not so converted, then in addition to all other available remedies which such holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof), the Company shall pay additional damages to such holder for each day after the Share Delivery Date that such conversion is not timely effected and/or each day after the Debenture Delivery Date that this Debenture is not delivered in an amount equal to 0.05% of the product of (I) the sum of the number of shares of Common Stock not issued to the holder on or prior to the Share Delivery Date and to which such holder is entitled as set forth in the applicable Conversion Notice and, in the event the Company has failed to deliver a Debenture to the holder on or prior to the Debenture Delivery Date, the number of shares of Common Stock issuable upon conversion of this Debenture as of the Debenture Delivery Date and (II) the Closing Sale Price of the Common Stock on the Share Delivery Date, in the case of the failure to deliver Common Stock, or the Debenture Delivery Date, in the case of failure to deliver a Debenture. The foregoing notwithstanding, the damages set forth in this Section 4(e)(iv) shall be stayed with respect to the number of shares of Common Stock for which there is a good faith dispute being resolved pursuant to Section 4(e)(iii), pending the resolution of such dispute.

      (B) If for any reason a holder has not received all of the shares of Common Stock to which such holder is entitled prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of this Debenture, then the Holder, upon written notice to the Company, with a copy to the Transfer Agent, may void its Conversion Notice; provided that the voiding of the Holder's Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to Section 4(e)(iv)(A) or otherwise.

            (f) No Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

            (g)  Release  of  Funds  from  Segregated  Account.  Notwithstanding anything herein to the contrary, if at any time and from time to time, the balance of the funds remaining in the Segregated Accounted (as defined in the Securities Purchase Agreement), if any, that were paid into the Segregated Account by the initial holder of this Debenture, as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement, exceeds the then Outstanding Principal Amount of this Debenture, together with accrued interest thereon and so long as no Event of Default, or event that with notice or lapse of time would constitute an Event of Default, has occurred and is continuing, the holder agrees, by its acceptance of this Debenture, to distribute promptly to the Company an amount in cash equal to such excess from the Segregated Account established by the initial holder of this Debenture, or, if advised in writing by the Company, to use such excess to remit payment for any obligation under this Debenture to the holder of this Debenture. If for any reason any portion of the funds held in the Segregated

Account established by the initial holder of this Debenture are not paid to the Company in accordance with the terms of the Securities Purchase Agreement and the Outstanding Principal Amount on this Debenture, together with accrued and unpaid interest thereon, becomes due and payable either at maturity or upon acceleration or demand upon an Event of Default, the Company and the holder, by its acceptance of this Debenture, agree that the funds held in the Segregated Account shall be released to the holder of this Debenture and shall be deemed to constitute a partial payment of the Outstanding Principal Amount of this Debenture together with accrued interest thereon then due in an amount equal to the funds in the Segregated Account. All such payments from the Segregated Account shall be deemed to be payments of (i) first, accrued and unpaid interest on the Outstanding Principal Amount of this Debenture and (ii) second, Outstanding Principal Amount of this Debenture.

            (h) Application of Conversion Amounts. Subject to the final sentence of Section 24(b), any portion of this Debenture that the Holder elects to convert in accordance with this Section 4 shall be deducted, at the option of the Holder (as set forth in the applicable Conversion Notice), either (x) from the Installment Amount relating to the latest Installment Date (i.e., the Installment Date nearest to the Maturity Date) with respect to which Installment Amounts remain outstanding or (y) from the Installment Amount relating to the nearest Installment Date (i.e., nearest to the Installment Date that has not yet occurred).

      5. Redemption.

            (a) Mandatory Redemption at Maturity. If this Debenture remains outstanding on the Maturity Date, the Company shall redeem (a "Maturity Date Mandatory Redemption") the Outstanding Principal Amount of this Debenture that is not subject to a Conversion Notice for an amount in cash (the "Maturity Date Redemption Price") equal to the Outstanding Principal Amount of the Debenture not converted into shares of Common Stock pursuant to a Conversion Notice, plus accrued and unpaid interest thereon. The Maturity Date Redemption Price shall be paid on the Maturity Date to the Holder by wire transfer of immediately available funds to an account designated in writing by such Holder. Promptly following payment of the Maturity Date Redemption Price, the Holder shall surrender this Debenture to the Company.

            (b) Payment Failures. If the Company fails to make any payment of a Maturity Date Redemption Price, then in addition to any remedy the Holder may have under this Debenture, the Securities Purchase Agreement and the Registration Rights Agreement, until the Maturity Date Redemption Price is paid in full, (x) the Maturity Date Redemption Price payable in respect of such unpaid Maturity Date Redemption Price shall bear interest at the rate of 1.5% per month, prorated for partial months, and (y) the Holder shall have the option to require the Company to convert any or all of the Outstanding Principal Amount of this Debenture subject to redemption and for which the Maturity Date Redemption Price (together with any interest thereon) has not been paid into a number of shares of Common Stock equal to the quotient of the Maturity Date Redemption Price (together with any interest thereon) divided by the Default Conversion Price.

      6. Anti-dilution Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 6 at all times prior to, but not after, the date on which cash collateral payments have been made pursuant to Section 25 in an amount equal to the entire Outstanding Principal Amount, together with accrued and unpaid interest on all Debentures outstanding:

            (a) Anti-dilution Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after January 26, 2004 and prior to the twelve (12) month anniversary of Original Issuance Date, the Company issues or sells, or in accordance with this Section 6(a) is deemed to have issued or sold, any shares of Common Stock (but excluding shares of Common Stock: (v) deemed to have been issued by the Company in connection with an Approved Stock Plan; (w) deemed to have been issued upon issuance of the Debentures and the debentures issued on January 26, 2004, pursuant to the Securities Purchase Agreement or the Warrants, or issued upon conversion of the Debentures and the debentures issued on January 26, 2004, pursuant to the Securities Purchase Agreement or exercise of the Warrants; (x) issued upon exercise of Options or Convertible Securities which are outstanding on the date immediately preceding January 26, 2004, provided that (except with regard to the Previously-Issued Securities (as defined in the Securities Purchase Agreement)) such issuance of shares of Common Stock upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding January 26, 2004, such Options or Convertible Securities are not amended after the date immediately preceding January 26, 2004, other than with respect to Options originally issued pursuant to an Approved Stock Plan and the purchase or exercise price provided for in any such Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any such Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock does not change at any time after January 26, 2004; (y) issued to the public pursuant to an underwritten offering registered pursuant to the Securities Act (but in all events excluding offerings pursuant to "equity lines" or similar products); and (z) issued pursuant to a Strategic Financing ((v) through (z) collectively "Excluded Issuances")) for a consideration per share (the "New Securities Issuance Price") less than the Conversion Price in effect immediately prior to such time (each such sale or issuance, a "Dilutive Issuance"), then concurrent with such Dilutive Issuance, the Conversion Price then in effect (or the initial Conversion Price in case such Dilutive Issuance occurs prior to the issuance of this Debenture) shall be reduced to an amount equal to the New Securities Issuance Price. If and whenever on or after the twelve (12) month anniversary of the Original Issuance Date and prior to the Maturity Date, the Company issues or sells, or in accordance with this Section 6(a) is deemed to have issued or sold, any shares of Common Stock (but excluding shares of Common Stock issued or deemed to have been issued pursuant to any Excluded Issuance) in a Dilutive Issuance, then concurrent with such Dilutive Issuance, the Conversion Price then in effect (or the initial Conversion Price in case such Dilutive Issuance occurs prior to the issuance of this Debenture) shall be reduced to a price (rounded to the nearest cent) equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by
(2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 6(a), the following shall be applicable:

                  (i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Conversion Price in effect immediately prior to such Dilutive Issuance, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 6(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

                  (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Conversion Price in effect immediately prior to such Dilutive Issuance, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this
      Section 6(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 6(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                  (iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 6(a)(iii), if the terms of any

      Option or Convertible Security that was outstanding as of the date of issuance of the Debentures are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

                  (iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, then solely for purposes of this Section 6, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Closing Sale Prices of such securities during the ten (10) consecutive trading days ending on the date of receipt of such securities. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of at least 60% of the Outstanding Principal Amount of the Debentures issued on the Original Issuance Date then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company and the holders of at least 60% of the Outstanding Principal Amount of the Debentures issued on the Original Issuance Date then outstanding. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

                  (v) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision (or the initial Conversion Price in case such Dilutive Issuance occurs prior to the issuance of this Debenture) will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares and the Conversion Price in effect immediately prior to such combination will be proportionately increased.

            (c) Holder's Right of Alternative Conversion Price Following Issuance of Convertible Securities. If the Company issues or sells any Options or Convertible Securities after the Original Issuance Date that are convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to a fixed price (each of the formulations for such variable price being herein referred to as, the "Variable Price"), the Company shall provide written notice thereof via facsimile and overnight courier to the Holder (the "Variable Notice") on the date of issuance of such Convertible Securities or Options. From and after the date the Company issues any such Convertible Securities or Options with a Variable Price, but only for so long as such Convertible Securities or Options are outstanding, the Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of any Debentures held by it by designating in the Conversion Notice delivered upon conversion of such Debentures that solely for purposes of such conversion the Holder is relying on the Variable Price rather than the Conversion Price then in effect. The Holder's election to rely on a Variable Price for a particular conversion of Debentures shall not obligate the Holder to rely on a Variable Price for any future conversions of Debentures.

            (d) Other Events. If any event occurs of the type contemplated by the provisions of this Section 6 in a private transaction (the primary purpose of which is to raise equity capital) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features other than pursuant to an Excluded Issuance), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Debentures; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 6.

            (e) Notices.

      Promptly following any adjustment of the Conversion Price pursuant to this
Section 6, the Company will give written notice thereof to the Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 4(e)(iii).

      The Company will give written notice to the Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock,
(B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined in Section 7(a)), dissolution or liquidation, provided that the Company need not in any case provide such notice prior to the time such information is made known to the public.

      The Company will also give written notice to the Holder at least ten (10) Business Days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that the Company need not in any case provide such notice prior to the time such information is made known to the public.

      7. Other Rights.

            (a) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor, or, if applicable, the parent of the successor, resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement to deliver to each holder of Outstanding Principal Amount of the Debentures in exchange for such securities, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to the Debentures, and reasonably satisfactory to the holders of at least 60% of the Outstanding Principal Amount of the Debentures issued on the Original Issuance Date then outstanding; provided that the new security of the Acquiring Entity shall not be required to be of rank equal to the Debenture if the issuance of a security of such rank is not permitted by, or is inconsistent with, any agreement or instrument to which the Acquiring Entity is a party or any security of the Acquiring Entity that is outstanding, upon the consummation of the Organic Change. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision to insure that each of the holders of the Debentures will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Debentures such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such holder's Debentures as of the date of such Organic Change (without taking into account any limitations or restrictions on the convertibility of the Debentures).

            (b) Optional Redemption at Holder's Election Upon Change of Control. In addition to the rights of the holders of Debentures under this Debenture, the Securities Purchase Agreement and the Registration Rights Agreement, upon a Change of Control (as defined below) of the Company each holder of Debentures shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's Debentures at a price equal to 100% of the Outstanding Principal Amount of such Debentures plus the product of (1) 1.75 and
(2) the dollar amount of all Interest Payments scheduled to be paid following the consummation of the Change of Control and on or prior to the Maturity Date on the total Outstanding Principal Amount of the Debentures on the date of consummation of the Change of Control ("Change of Control Redemption Price"). No sooner than 20 Business Days nor later than 10 Business Days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Change of Control") to each holder of Debentures. At any time during the period beginning after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least 10 Business Days prior to a Change of Control, at any time on or after the date which is 10 Business Days prior to a Change of Control) and ending on the date one (1) Business Day prior to such Change of Control, any holder of the Debentures then outstanding may require the Company to redeem all or a portion of the holder's Debentures then outstanding by delivering written notice thereof via facsimile and overnight courier (a "Notice of Redemption Upon Change of Control") to the Company, which Notice of Redemption Upon Change of Control shall indicate (i) the principal amount of the Debentures that such holder is submitting for redemption, and (ii) the applicable Change of Control Redemption Price, as calculated pursuant to this Section 7(b). Upon the Company's receipt of a Notice(s) of Redemption Upon Change of Control from any holder of Debentures, the Company shall promptly, but in no event later than two
(2) Business Days following such receipt, notify each holder of Debentures by facsimile of the Company's receipt of such Notice(s) of Redemption Upon Change of Control. The Company shall deliver to the holder of each Debenture who has delivered a Notice of Redemption upon Change of Control, the applicable Change of Control Redemption Price simultaneously with the consummation of the Change of Control provided that a holder's Debentures shall have been so delivered to the Company. For purposes of this Section 7(b), "Change of Control" shall mean
(i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company), (ii) the sale or transfer of all or substantially all of the Company's assets, or (iii) a tender or exchange offer made to and accepted by the holders of more than 50% of the aggregate voting power of the outstanding Common Stock.

            (c) Optional Redemption At the Company's Election Upon Cash Transaction. At any time or times on or after the date the Company publicly discloses a pending, proposed or intended Cash Transaction, the Company shall have the right, in its sole discretion, to require that all, but not less than all, of the Outstanding Principal Amount of this Debenture be redeemed ("Cash Transaction Redemption Election") at a price equal to 100% of the Outstanding Principal Amount of this Debenture plus the product of (1) 1.75 and (2) the dollar amount of all Interest Payments scheduled to be paid following the consummation of the Cash Transaction and on or prior to the Maturity Date on the total Outstanding Principal Amount of the Debentures redeemed on the date of consummation of the Cash Transaction (the "Cash Transaction Redemption Price"). The Company shall exercise its right to make a Cash Transaction Redemption Election by providing each holder of Debentures written notice ("Notice of Cash Transaction Redemption") by facsimile or overnight courier, after the public disclosure of a proposed, pending or intended Cash Transaction and at least ten
(10) Business Days prior to the date of consummation of the Cash Transaction ("Cash Transaction Election Redemption Date"), which Cash Transaction Election Redemption Date shall be the date of the consummation of the Cash Transaction. The Notice of Cash Transaction Redemption shall indicate the anticipated Cash Transaction Election Redemption Date. If the Company has exercised its right of Cash Transaction Redemption Election then the Outstanding Principal Amount of the Debenture at the time of the consummation of the Cash Transaction shall be redeemed on the Cash Transaction Election Redemption Date by payment by or on behalf of the Company to each holder of Debentures of the applicable Cash Transaction Redemption Price concurrent with the closing of the Cash Transaction. All holders of Debentures shall thereupon, if the Cash Transaction Redemption Price has been paid, except as specifically set forth herein, in the Securities Purchase Agreement or in the Registration Rights Agreement, cease to have any rights with respect to the Debentures and within two (2) Business Days after the Cash Transaction Election Redemption Date, or such earlier date as the Company and holders of no less then 60% of the Outstanding Principal Amount of the Debentures issued on the Original Issuance Date mutually agree, shall surrender all Debentures to the Company.

            (d) Right to Convert on an Organic Change or Change of Control or Agreement of the Parties. In addition to the foregoing, following the announcement of any Change of Control or other Organic Change following which the Company is not the surviving entity or otherwise upon the mutual agreement of the Company and holders of at least 60% of the Outstanding Principal Amount of all Debentures issued on the Original Issuance Date, the Holder shall continue pursuant to Section 4(a) hereof to have the right to convert the Outstanding Principal Amount of this Debenture at the then prevailing Conversion Rate until the Debenture is redeemed or otherwise converted pursuant to this
Section 7.

      8. Reservation of Stock Issuable Upon Conversion. The Company shall, so long as any of the Debentures are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversions of the Debentures, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Debentures then outstanding; provided that the number of shares of Common Stock so reserved shall at no time prior to the date on which cash collateral payments have been made pursuant to Section 25 in an amount equal to the entire Outstanding Principal Amount, together with accrued and unpaid interest on all Debentures outstanding be less than 135% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon conversion of all of the Debentures (without regard to any limitations on conversion) and the maximum number of Interest Shares issuable over the full term of the Debentures (assuming the Company paid the maximum amount of interest permitted to be paid in Interest Shares over the full term of the Debentures) and after such time 100% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon conversion of all of the Debentures (without regard to any limitations on conversion).

      9. No Reissuance of Debentures. No Debentures acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such Debentures shall be retired. No additional Debentures (other than the Debentures issued pursuant to the Securities Purchase Agreement) shall be authorized or issued without the consent of the holders of at least 60% of the Outstanding Principal Amount of the Debentures issued on the Original Issuance Date.

      10. No Impairment. The Company shall not intentionally take any action which would impair the rights and privileges of the Debentures set forth herein or the Holders thereof.

      11. Limitation on Beneficial Ownership. The Company shall not effect and shall have no obligation to effect any conversion of Debentures, and no holder of Debentures shall have the right to convert any Debentures, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person's affiliates) would have acquired, through conversion of Debentures or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Debentures with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Debentures beneficially owned by such Person or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this
Section 11, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this
Section 11, in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Holder, the Company shall promptly, but in no event later than two (2) Business Days following the receipt of such notice, confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of Debentures by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

      12. Obligations Absolute. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place and rate, and in the manner, herein prescribed.

      13. Waivers of Demand, Etc. The Company hereby expressly waives (to the extent permitted by applicable law) demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and will be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

      14. Replacement Debentures. In the event that any Holder notifies the Company that its Debenture(s) have been lost, stolen or destroyed, replacement Debenture(s) identical in all respects to the original Debenture(s) (except for registration number and Outstanding Principal Amount, if different than that shown on the original Debenture(s)) shall be issued by the Company to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Debenture(s).

      14A. Payment of Expenses. The Company agrees to pay all reasonable expenses, including reasonable attorneys' fees, which may be incurred by the Holder in successfully enforcing the provisions of this Debenture and/or successfully collecting any amount due under this Debenture, the Securities Purchase Agreement, the Security Agreement, the Account Control Agreement (as defined in the Securities Purchase Agreement), the Warrants, the Registration Rights Agreement or any other Transaction Document.

      15. Defaults. The following shall constitute "Events of Default":

            (a) Any Event of Default under any other Debenture; or

            (b) The suspension from trading or failure of the Common Stock to be listed on NASDAQ, the ASE or the NYSE for more than an aggregate of ten (10) trading days in any 365-day period; or

            (c) Any money judgment (including any arbitration award, but only if reduced to a judgment), writ or warrant of attachment, or similar process in excess of Two Hundred and Fifty Thousand Dollars ($250,000) in the aggregate, net of any applicable insurance coverage, shall be entered or filed against the Company, its Subsidiaries or any of their properties or other assets and which shall remain unpaid, unvacated, unbonded and unstayed for a period of seventy-five (75) days; or

            (d) The Company shall default in the payment when due (including, without limitation, the Company's failure to pay any redemption payments or amounts hereunder) of (i) interest on this Debenture, and such default shall continue for thirty (30) calendar days after the due date thereof, or (ii) the Outstanding Principal Amount of this Debenture; or

            (e) Any of the representations or warranties made by the Company herein (including any Cash Collateral Certificate delivered under Section 25(g)(iii)), in the Securities Purchase Agreement, the Warrants, the Security Agreement, the Account Control Agreement, any Mortgage, the Registration Rights Agreement or any other Transaction Document shall be untrue in any material respect at the time made and such condition (to the extent capable of being cured) shall continue uncured for a period of ten (10) Business Days after notice from the Holder of such condition; and such breach of representations and warranties, singly or in the aggregate, would have a Material Adverse Effect or materially impair the ability of the Company to perform or satisfy its obligations to the Holder pursuant to the Transaction Documents; or

            (f) The Company shall fail to perform or observe in any material respect any material covenant or agreement in the Securities Purchase Agreement, the Security Agreement, the Warrants, any Mortgage, the Account Control Agreement, the Registration Rights Agreement, this Debenture or any other Transaction Document, including, without limitation, (i) the failure to honor any Conversion Notice and deliver shares pursuant thereto, and such failure shall continue uncured for a period of ten (10) Business Days after notice from the Holder of such failure or (ii) the failure by the Company to comply with its obligations under Section 25(g) hereof, including, without limitation, (A) the obligation to disclose sufficient and timely information in its public filings with the SEC for the holder to verify and reconcile Company Consolidated Revenues for the relevant periods, as required by
Section 25(g)(iv) hereof, (B) the obligation to make payments timely as and when due and in the form of cash and/or Repayment Shares as provided thereunder, (C) the failure of the Company to deliver timely a completed Cash Collateral
Certificate in the manner required by Section 25(g)(v) hereof and (D) the delivery by or on behalf of the Company of any Cash Collateral Certificate to any holder of Debentures without the express prior written consent of such holder; or

            (g) The Company shall (i) become insolvent; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

            (h) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

            (i) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

            (j) The Company shall fail to pay any debt for borrowed money or other similar obligation or liability ("Indebtedness") (excluding Indebtedness evidenced by the Debentures, Subordinated Indebtedness and Pari Passu Indebtedness) of the Company, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), in an outstanding principal amount equal to or in excess of One Million Dollars ($1,000,000), singly or in the aggregate and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any such Indebtedness of the Company shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

            (k) The Company shall fail to make any payment of principal in respect of Subordinated Indebtedness or Pari Passu Indebtedness or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Subordinated Indebtedness or Pari Passu Indebtedness, or any such Subordinated Indebtedness or Pari Passu Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

            (l) Bankruptcy, reorganization, insolvency or liquidation proceedings or other similar proceedings, or relief under any bankruptcy law or any similar law for the relief of debt shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in any such proceeding; or

            (m) Unless the Company shall have made cash collateral payments in an amount equal to the entire Outstanding Principal Amount of all Debentures, together with accrued and unpaid interest thereon, in accordance with Section 25(g), the Registration Statement (as defined in the Registration Rights Agreement) is not declared effective by the SEC and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement pursuant to the terms of the Registration Rights Agreement) required to be included in such Registration Statement on or before July 26, 2004; or

            (n) the Security Agreement, any Mortgage (as defined in the Securities Purchase Agreement) or any other security document, after delivery thereof pursuant to the Securities Purchase Agreement, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority lien in favor of the agent for the benefit of the holders of Debentures on any collateral purported to be covered thereby; or

            (o) the Cash Collateral Account Bank shall fail to comply with any of the terms of the Account Control Agreement;

            (p) at any time required to be in full force and effect under the Securities Purchase Agreement, the Letters of Credit shall for any reason cease to be in full force and effect other than in accordance with their express terms or any issuer of any of the Letters of Credit shall fail to maintain a Minimum Rating (as defined in the Securities Purchase Agreement) or fail to perform its obligations thereunder or shall, in writing, repudiate the Letter of Credit issued by it or deny that its obligations thereunder are valid, binding and enforceable, and such failure shall continue uncured for a period of fifteen
(15) days after notice from the Holder of such failure;

            (q)  the  report  of  the   Company's   auditors  on  the  Company's
consolidated audited financial statements for the year ended December 31, 2003 shall have contained any going concern qualification; or

            (r) any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo,  condemnation,  act of God or public  enemy,  or other  casualty  which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any material facility of the Company or any of its Subsidiaries.

Unless an Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), upon the occurrence of an Event of Default, and for so long as such Event of Default shall be continuing, at the option of and on notice by the Holder to the Company in writing and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any other instruments contained to the contrary notwithstanding to the extent permitted by applicable law (provided, however, that upon the occurrence of any Event of Default described in subsection (g), (h) or (l) above, without any notice to the Company or any act by the Holder or the Agent, this Debenture shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by the Company, anything herein or in any other instrument contained to the contrary notwithstanding to the extent permitted by applicable law), and the Holder may immediately, and without expiration of any further period of grace, enforce any and all of the Holder's rights and remedies provided herein, or under the Security Agreement, the Mortgages, the Account Control Agreement and the Letters of Credit or any other rights or remedies afforded by law. In such event this Debenture shall be redeemed at a redemption price equal to 100% of the Outstanding Principal Amount of the Debenture, plus accrued and unpaid interest on this Debenture. In addition to the foregoing, upon an Event of Default, the rate of interest on this Debenture, shall, to the maximum extent of the law, be permanently increased by two percent (2%) per annum (i.e., from 6% to 8% per annum) commencing on the first day of the thirty (30) day period (or part thereof) following the Event of Default; and, solely in the case of an Event of Default triggered by a Conversion Failure, an additional two percent (2%) per annum commencing on the first day of each of the second and third such thirty (30) day periods (or part thereof); and an additional one percent (1%) on the first day of each consecutive thirty (30) day period (or part thereof) thereafter until this Debenture has been duly converted or redeemed as herein provided; provided that in no event shall the rate of interest exceed the lower of 20% or the highest rate permitted by applicable law. The Company shall within one (1) Business Day notify each Holder of Debentures upon becoming aware of the occurrence of any Event of Default (whether or not waived by any other Holder of Debentures) or of any action taken by any Holder of Debentures with respect to the occurrence of any Event of Default.

      16. Savings Clause. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

      17. Entire Agreement. This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

      18. Assignment, Etc. The Holder may, subject to compliance with the Securities Purchase Agreement and to applicable federal and state securities laws, transfer or assign this Debenture or any portion thereof and may pledge, encumber or transfer its rights or interest in and to this Debenture or any part hereof, provided, that such transfer or assignment of this Debenture does not result in more than ten (10) holders of the total Outstanding Principal Amount of all Debentures and any such part or portion of this Debenture constitutes at least 10% of the Outstanding Principal Amount or such lesser amount if such transfer involves the entire Outstanding Principal Amount then held by such transferor. Any such transfer or assignment shall only be effective upon the Company's receipt of written notice thereof. Each such assignee, transferee and pledgee shall have all of the rights of the Holder under this Debenture. The

Company agrees that, subject to compliance with the Securities Purchase Agreement, after receipt by the Company of written notice of assignment from the Holder and the Holder's assignee, all principal, interest and other amounts which are then, and thereafter become, due under this Debenture shall be paid to such assignee, transferee or pledgee at the place of payment designated in such notice. This Debenture shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and registered assigns.

      19. No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

      20. Notices. Unless otherwise provided herein, any notices, consents, waivers or other communications required or permitted to be given under the terms of this Debenture must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one
(1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                    Hemispherx Biopharma, Inc.
                    1617 JFK Boulevard
                    Suite 660
                    Philadelphia, PA 19103
                    Telephone: (215) 998-8000
                    Facsimile: (215) 998-1739
                    Attention: Chief Executive Officer

            With a copy to:

                    Ransom W. Etheridge, Esq.
                    2610 Potters Road
                    Suite 200
                    Virginia Beach, VA  23452
                    Telephone: (757-486-0599
                    Facsimile: (757) 486-0792

If to a holder, to its address and facsimile number set forth on the Schedule of Buyers attached to the Securities Purchase Agreement, with copies to such holder's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      21. Miscellaneous. Whenever the sense of this Debenture requires, words in the singular shall be deemed to include the plural and words in the plural shall be deemed to include the singular. Paragraph headings are for convenience only and shall not affect the meaning of this document.

      22. Choice of Law and Venue; Waiver of Jury Trial. THIS DEBENTURE SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). The parties hereto hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Debenture shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties hereto consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed as provided in Section 20 (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Debenture.

      23. Rule 144. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit the Holder to sell the underlying stock of the Company issuable upon conversion or exercise of the Debentures and the Warrants to the public without registration, the Company agrees to use its reasonable best efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

            (c) furnish to any Holder, promptly upon request, a written statement by the Company (provided true at the time) that it has complied with the applicable reporting and filing requirements of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and copies of such other reports and documents (if any) so filed by the

Company as may be reasonably requested to permit any such Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

      24. Company Installment Conversion or Redemption.

            (a) General. On each Installment Date (unless waived by the Holder), the Company shall pay to the Holder of this Note the Installment Amount as of such Installment Date by the combination of any of the following, but subject to and in accordance with the terms of this Section 24, (i) requiring the conversion of a portion of the applicable Installment Amount, in whole or in part, in accordance with this Section 24 but subject to the satisfaction of the Conditions to Company Conversion (as defined below) (a "Company Conversion"), and/or (ii) redeeming the applicable Installment Amount, in whole or in part, in accordance with this Section 24 (a "Company Redemption"); provided that all of the outstanding applicable Installment Amount as of each such Installment Date must be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 24. On or prior to the date which is at least 2 Trading Days prior to each Installment Measuring Period, the Company shall deliver written notice to the Holder (each, a "Company Installment Notice"), which Company Installment Notice shall state (i) the portion, if any, of the applicable Installment Amount which the Company elects to convert pursuant to a Company Conversion, which amount when added to the Company Redemption Amount must equal the applicable Installment Amount (the "Company Conversion Amount"), (ii) the portion, if any, of the applicable Installment Amount which the Company elects to redeem pursuant to a Company Redemption (the "Company Redemption Amount"), which amount when added to the Company Conversion Amount must equal the applicable Installment Amount, and (iii) if the Company has elected, in whole or in part, a Company Conversion, then the Company Installment Notice shall certify that the Conditions to Company Conversion are satisfied as of the date of the Company Installment Notice. If the Company does not deliver a Company Installment Notice in accordance with this Section 24(a), then the "Company Redemption Amount" and the "Company Conversion Amount" with respect to such Installment Date shall be in such amounts and proportions as the Holder shall designate in writing to the Company in its sole discretion and the Company shall be deemed to have delivered a Company Installment Notice setting forth such amounts. Each Company Installment Notice shall be irrevocable. Except as expressly provided in this Section 24(a), the Company shall redeem and convert the applicable Installment Amount of this Debenture pursuant to this
Section 24 and the corresponding Installment Amounts of the other Debentures pursuant to the corresponding provisions of the other Debentures in the same ratio of the Installment Amount being redeemed and converted hereunder. The Company Redemption Amount (whether set forth in the Company Installment Notice or by operation of this Section 24) shall be redeemed in accordance with Section 24(b), and the Company Conversion Amount shall be converted in accordance with
Section 24(c).

            (b) Mechanics of Company Redemption. If the Company elects, or is deemed to have elected, a Company Redemption in accordance with Section 24(a), then the Company Redemption Amount, if any, which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company on such Installment Date, and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash (the "Company Installment Redemption Price") equal to the sum of 100% of the Company Redemption Amount. Notwithstanding anything to the contrary in this

Section 24(b), but subject to Sections 11 and 26, until the Company Installment Redemption Price (together with any interest thereon) is paid in full, the Company Redemption Amount (together with any interest thereon permitted hereunder to be paid by the Company in Common Stock) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 4.

            (c) Mechanics of Company Conversion. Subject to Sections 11 and 26 and Section 24(e), if the Company delivers a Company Installment Notice and elects or is deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 24(a), then the applicable Company Conversion Amount, if any, which remains outstanding shall be converted as of the applicable Installment Date by converting on such Installment Date such Company Conversion Amount as if the Holder had delivered a Conversion Notice pursuant to Section 4 with respect to such Company Conversion Amount on such Installment Date but without the Holder being required to actually deliver such Conversion Notice; provided that the Conditions to Company Conversion are satisfied (or waived in writing by the Holder) on such Installment Date. If the Conditions to Company Conversion are not satisfied (or waived in writing by the Holder) on such Installment Date, then at the option of the Holder designated in writing to the Company, the Holder may require the Company to do any one or more of the following: (i) the Company shall redeem all or any part designated by the Holder of the unconverted Company Conversion Amount (such designated amount is referred to as the "First Redemption Amount") on such Installment Date and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to such First Redemption Amount, or (ii) the Company Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Company Conversion Amount and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Company Conversion Amount. If the
Company fails to redeem any First Redemption Amount on the applicable Installment Date by payment of such amount on the applicable Installment Date, then the Holder shall have the rights set forth in Section 24(b) as if the Company failed to pay the applicable Company Redemption Price and all other rights under this Note (including, without limitation, such failure constituting an Event of Default described in Section 15(d)). In the event the Holder delivers a Conversion Notice to the Company after the earlier of the date which is 10 days prior to the applicable Installment Date and the Holder's receipt of the Company Installment Notice in respect of such Installment Date in which the Company elects or is deemed to have elected a Company Redemption, the Principal amount specified in such Conversion Notice shall be deducted (1) first, from the Principal represented by the Company Redemption Amount and then (2) second, in accordance with Section 4(e)(h).

            (d) Conditions to Company Conversion. For purposes of this Section 24, "Conditions to Company Conversion" means (i) during the period beginning on the Original Issuance Date and ending on and including the applicable Installment Date, the Company shall have delivered shares of Common Stock upon any conversion of Conversion Amounts on a timely basis as set forth in Section 4(e)(ii) and analogous provisions under the other Debentures, and shall have delivered shares of Common Stock upon exercise of any Warrants on a timely basis as set forth in Section 2(a) of the Warrants; (ii) on each day during the period beginning on the Original Issuance Date and ending on and including the applicable Installment Date, the Common Stock shall be listed on the Principal Market and delisting or suspension of the Common Stock by such market or exchange shall not have been threatened either (A) in writing by such market or exchange or (B) by falling below the minimum listing maintenance requirements of such market or exchange for the Common Stock; (iii) during the period beginning on the Original Issuance Date and ending on and including the applicable Installment Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control which has not been abandoned, terminated or consummated or (y) an Event of Default; (iv) during the period beginning on the date which is the Original Issuance Date and ending on and including the applicable Installment Date, there shall not have occurred an event that with the passage of time or giving of notice, and assuming it were not cured, would constitute an Event of Default; (v) on each day of the period beginning on the date of delivery of a Company Installment Notice with respect to an Installment Date and ending on the applicable Installment Date either (x) the Registration Statement or Registration Statements required pursuant to the Registration Rights Agreement shall be effective and available for the resale of all of the Registrable Securities in accordance with and to the extent required by the terms of the Registration Rights Agreement or (y) all shares of Common Stock issuable upon conversion of the Debentures and shares of Common Stock issuable upon exercise of the Warrants shall be eligible for sale without restriction (other than any restriction arising under applicable federal or state securities laws as a result of the holder of such securities being an Affiliate of the Company) and without the need for registration under any applicable federal or state securities laws; (vi) on each day of the period beginning on the applicable Installment Date and ending thirty Trading Days thereafter either (x) the Registration Statements required pursuant to the Registration Rights Agreement shall be expected to be effective and available for the resale of at least all of the Registrable Securities in accordance with and to the extent required by the terms of the Registration Rights Agreement or (y) all shares of Common Stock issuable upon conversion of the Debentures and shares of Common Stock issuable upon exercise of the Warrants shall be eligible for sale without restriction (other than any restriction arising under applicable federal or state securities laws as a result of the holder of such securities states as an Affiliate of the Company) and without the need for registration under any applicable federal or state securities laws; and (vii) the Company otherwise shall have been in material compliance with and shall not have breached, in any material respect, any provision, covenant, representation or warranty of the Securities Purchase Agreement, any of the Warrants, any of the Debentures or any of the other Transaction Documents.

            (e) Certain Definitions. For purposes of this Section 24, the following capitalized terms shall have the following meanings:

                  (i) "Company Conversion Price" means, with respect to any Company Conversion, that price which shall be computed as 95% of the arithmetic average of the Weighted Average Price of the Common Stock on each trading day in the Installment Measuring Period.

                  (ii) "Installment Amount" means, with respect to any Installment Date, the Outstanding Principal Amount of this Debenture as of the Installment Date divided by the number of full months between the Installment Date and January 31, 2006. In the event the Holder shall sell or otherwise transfer any portion of this Debenture, the transferee shall be allocated a pro rata portion of the Installment Amount.

                  (iii) "Installment Date" means each monthly anniversary of the Original Issuance Date, commencing on July 26, 2005.

                  (iv) "Installment Measuring Period" means, with respect to an Installment Date, the 10-day trading day period commencing on and including the eleventh trading day immediately preceding such Installment Date and ending on and including the trading day immediately preceding such Installment Date.

      25. Rank; Covenants; Cash Collateral.

            (a) Definitions. For purposes of this Section 25, the following terms shall have the following meanings:

                  (i) "Acquisition Buildings" shall mean the buildings being purchased by the Company in connection with the Interferon Acquisition and located at 783 Jersey Avenue, 5 Jules Lane, New Brunswick Middlesex Co., New Jersey.

                  (ii)  "Acquisition  Indebtedness"  shall mean any Indebtedness incurred, assumed or guaranteed by the Company or any of its Subsidiaries in respect of the purchase price for, or in connection with the purchase of, any assets, business or securities (an "Acquired Business") acquired by the Company or any of its Subsidiaries, other than Indebtedness incurred, assumed or guaranteed in connection with the Interferon Acquisition.

                  (iii) "Acquisition Multiple" shall mean, subject in all respects to the final sentence of Section 25(b)(i) hereof, (i) in the event the Acquired Business is not a Qualified Competitor, three times the EBITDA of the Acquired Business or (ii) in the event the Acquired Business is a Qualified Competitor, four times the EBITDA of the Acquired Business; provided, however, that if prior to the closing of the acquisition of any Acquired Business under subsections (i) or (ii) of this definition, the Company has not been furnished with financial statements of such Acquired Business that have been audited by a nationally recognized auditing firm, the Acquisition Multiple shall be two and one half (2 1/2) times the EBITDA of the Acquired Business.

                  (iv) "Biweekly Revenue Cash Collateral Date" shall mean the 15th and last calendar day of each month during the Initial Cash Collateral Period. If any Biweekly Revenue Cash Collateral Date is not a Business Day, then the Biweekly Revenue Cash Collateral Date shall be the Business Day immediately following such Biweekly Revenue Cash Collateral Date.

                  (v) "Cash Collateral Date" shall mean each Biweekly Revenue Cash Collateral Date, Monthly Revenue Cash Collateral Date, the First Revenue Milestone Cash Collateral Date, the Second Revenue Milestone Cash Collateral Date, the Third Revenue Milestone Cash Collateral Date, the Qualified Inventory Financing Date and the Qualified Mortgage Financing Date.

                  (vi) "Company Consolidated Revenues" shall mean the aggregate amount of all cash collected by the Company and its Subsidiaries, including, without limitation, cash proceeds from the sales of inventory, cash collections of accounts receivable, cash collections of licensing fees, cash proceeds from the issuance of all Indebtedness (excluding cash received for the purchase of the Debentures), but excluding cash received from (a) the issuance of any equity or equity linked securities of the Company, (b) the Qualified Mortgage Financing and (c) the Qualified Inventory Financing.

                  (vii) "EBITDA" shall mean (1) the earnings before interest, income taxes, depreciation and amortization of the Acquired Business for the twelve (12) full months immediately preceding the closing date in respect of the purchase of the Acquired Business less (2) any capital expenditures of the Acquired Business during such period.

                  (viii) "First Revenue Milestone Cash Collateral Date" shall mean March 31, 2004.

                  (ix) "First Revenue Milestone Measuring Period" shall mean the period commencing on January 1, 2004 and ending on the First Revenue Milestone Cash Collateral Date.

                  (x) "First Revenue Milestone Target" shall mean $800,000.00.

                  (xi) "Initial Cash Collateral Period" shall mean the period commencing on and including April 15, 2004 and ending on and including April 29, 2005.

                  (xii) "Inventory" shall mean, with respect to any Person, all goods and merchandise of such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an account receivable, including, without limitation, all of the items listed on Exhibit B to this Debenture.

                  (xiii) "Lien" shall mean any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

                  (xiv) "Monthly Revenue Cash Collateral Date" shall mean the 30th calendar day of each month during the Secondary Cash Collateral Period (except for the month of January 2005, which shall be the 31st calendar day of such month and the month of February, which shall be the 28th calendar day of such month). If any Monthly Revenue Cash Collateral Date is not a Business Day, then the Monthly Revenue Cash Collateral Date shall be the Business Day immediately following such Monthly Revenue Cash Collateral Date.

                  (xv) "Pari Passu Indebtedness" shall mean Indebtedness that is made expressly "pari passu" in right of payment with the Debentures in an aggregate of (i) up to an aggregate principal amount of $5,000,000 of Indebtedness, (ii) up to an additional aggregate principal amount of $5,000,000 of Indebtedness incurred at any time after the eighteen (18) month anniversary of the Original Issuance Date, provided that in order to incur any Pari Passu Indebtedness pursuant to this clause (ii) the arithmetic average of the Weighted Average Price of the Common Stock on each trading day during the twenty consecutive trading day period prior to the incurrence of any such Pari Passu Indebtedness under this clause (ii) must equal or exceed 150% of the Conversion Price then in effect, (iii) up to an additional aggregate principal amount of $4,000,000 of Indebtedness incurred any time after the Outstanding Principal Amount of all Debentures is less than $1,000,000; provided, that in order to incur any Pari Passu Indebtedness under this clause (iii) the arithmetic average of the Weighted Average Price of the Common Stock on each trading day during the twenty consecutive trading day period prior to the incurrence of any such Pari Passu Indebtedness under this clause (iii) must equal or exceed 150% of the Conversion Price then in effect (iv) Acquisition Indebtedness, and
      (v) any other indebtedness of the Company which the Company and the holders of more than 60% of the then Outstanding Principal Amount of the Debentures issued on the Original Issuance Date may hereafter from time to time expressly and specifically agree in writing shall constitute Pari Passu Indebtedness.

                  (xvi) "Permitted Liens" shall mean:

      (A) Liens securing all obligations under the Debentures and the agreements and instruments entered into in connection therewith;

      (B) the Qualified Mortgage;

      (C) the Qualified Inventory Liens;

      (D) Liens on any Intellectual Property of the Company or any of its Subsidiaries;

      (E) Liens securing all obligations under the Company's 6% Senior Secured Convertible Debentures Due July 31, 2005 (the "July Debentures") and the agreements and instruments entered into in connection therewith; and

      (F) Liens securing all obligations under the Company's 6% Senior Secured Convertible Debentures Due October 31, 2005 (the "October Debentures") and the agreements and instruments entered into in connection therewith.

                  (xvii) "Qualified Competitor" shall mean an Acquired Business that is competitive with and in the same business with a business of the Company or any of its Subsidiaries, where the Company's Board of Directors determines, in its reasonable judgment, that substantially all overhead expenses of the Acquired Business during the trailing twelve months immediately preceding the acquisition of such Acquired Business are duplicative with overhead expenses of the Company or any of such Subsidiaries and such duplicative expenses will be eliminated within six
      (6) months immediately following the purchase of the Acquired Business.

                  (xviii) "Qualified Indebtedness" shall mean Pari Passu Indebtedness that is not evidenced by any certificate, instrument, note or other agreement that, directly or indirectly, permits or requires such Indebtedness to be convertible into or exercisable or exchangeable for Common Stock (other than Options that may be issued by the Company to the holder(s) of such Indebtedness, the value of which does not exceed 10% of the principal amount of Indebtedness so incurred, as determined using the Black-Scholes valuation methodology).

                  (xix)  "Qualified  Inventory  Financing"  shall  mean a single financing arrangement pursuant to which the Company and/or its Subsidiaries obtains financing solely through the granting of Liens on Inventory that yield total net unrestricted cash proceeds to the Company at the time of the creation of such Liens of not less than $2,000,000.00.

                  (xx) "Qualified Inventory Financing Date" shall mean the date on which the Qualified Inventory Financing is consummated.

                  (xxi)   "Qualified   Inventory  Liens"  shall  mean  Liens  on
      Inventory that are created or imposed solely in connection with a Qualified Inventory Financing.

                  (xxii) "Qualified Mortgage" shall mean a mortgage on the Acquisition Buildings that is created or imposed solely in connection with a Qualified Mortgage Financing.

                  (xxiii) "Qualified Mortgage Financing" shall mean a single financing arrangement pursuant to which the Company either (i) obtains financing solely through the granting of Liens on the Acquisition Buildings or (ii) sells the Acquisition Building, in each case in a transaction that yields total net unrestricted cash proceeds to the Company at the time of the creation of such Liens or at the time of such sale, as applicable, of not less than $1,500,000.00.

                  (xxiv) "Qualified Mortgage Financing Date" shall mean the date on which the Qualified Mortgage Financing is consummated.

                  (xxv) "Secondary Cash Collateral Period" shall mean the period commencing on and including April 30, 2005 and ending on and including the Maturity Date.

                  (xxvi) "Second Revenue Milestone Cash Collateral Date" shall mean June 30, 2004; provided that if such day is not a Business Day, then the Second Revenue Milestone Cash Collateral Date shall be the Business Day immediately following the Second Revenue Milestone Cash Collateral Date.

                  (xxvii) "Second Revenue Milestone Measuring Period" shall mean the period commencing on January 1, 2004 and ending on the Second Revenue Milestone Cash Collateral Date.

                  (xxviii)   "Second  Revenue   Milestone   Target"  shall  mean
      $1,500,000.00.

                  (xxix) "Third Revenue Milestone Cash Collateral Date" shall mean December 31 2004; provided that if such day is not a Business Day, then the Third Revenue Milestone Cash Collateral Date shall be the Business Day immediately following the Third Revenue Milestone Cash Collateral Date.

                  (xxx) "Third Revenue Milestone Measuring Period" shall mean the period commencing on January 1, 2004 and ending on the Third Revenue Milestone Cash Collateral Date.

                  (xxxi)   "Third   Revenue   Milestone   Target"   shall   mean
      $3,000,000.00.

            (b) Incurrence of Indebtedness.

                  (i) So long as any of the Debentures are outstanding and cash collateral payments have not been made in an amount equal to the entire Outstanding Principal Amount and accrued and unpaid interest on all Debentures pursuant to Section 25(g), the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (A) the Indebtedness evidenced by the Debentures which shall rank ratably and equally with each other, (B) Pari Passu Indebtedness that is not secured by any assets of the Company or any of its Subsidiaries and that does not provide at any time for the payment of any principal thereon until at least 91 days after the Maturity Date of the Debentures (except for the payment of principal on Qualified Indebtedness to the extent permitted under Section 25(e)(ii)), (C) Indebtedness represented by trade payables incurred by the Company in the ordinary course of business, (D) Indebtedness incurred in connection with a Qualified Inventory Financing, provided that the proceeds of such Qualified Inventory Financing are applied to make cash collateral payments on the Debentures in the manner provided in Section 25(g)(i)(F) hereof,
      (E) Indebtedness incurred in connection with a Qualified Mortgage Financing, provided that the proceeds of such Qualified Mortgage Financing are applied to make cash collateral payments on the Debentures in the manner provided in Section 25(g)(i)(G) hereof, (F) Indebtedness that is not secured by any assets or property of the Company or any of its Subsidiaries, is made expressly subordinate in right of payment to the Debentures and that does not provide at any time for the payment of any principal thereon until at least 91 days after the Maturity Date of the Debentures ("Subordinated Indebtedness") pursuant to a subordination agreement containing the provisions attached hereto as Exhibit A executed and delivered by the Company and any holder of Subordinated Indebtedness to each holder of Debentures as a condition to the incurrence of such Indebtedness, (G) Indebtedness incurred, assumed or guaranteed in connection with the Interferon Acquisition, (H) Indebtedness relating to the Company's July Debentures, and (I) Indebtedness relating to the Company's October Debentures. Notwithstanding anything herein to the contrary, no Qualified Indebtedness may be incurred (but excluding Acquisition Indebtedness) unless as a condition to the incurrence of such Indebtedness, the Company shall have made cash collateral payments in an aggregate amount of Outstanding Principal Amount of all Debentures as of the date of the incurrence of such Indebtedness (pro rata among all holders of Debentures) in accordance with Section 25(g)(ii) hereof equal to fifty percent (50%) of the principal amount of the Indebtedness so incurred or an amount as otherwise required by this Section 25 (or if such amount exceeds the remaining Outstanding Principal Amount on all outstanding Debentures together with the accrued and unpaid interest thereon, then an amount equal to the remaining Outstanding Principal Amount on all outstanding Debentures together with the accrued and unpaid interest thereon). The Company shall file with the SEC on Form 8-K true and complete copies of the financial statements of an Acquired Business for which the purchase price is paid or payable in cash and/or cash equivalents and/or Indebtedness indicating thereon, among other things, the items comprising the EBITDA of the Acquired Business and contemporaneously therewith, but in no event prior to the filing of such Form 8-K, deliver a copy of such financial statements to each holder of Debentures; provided, however, that, notwithstanding anything herein to the contrary, if the Company does not file with the SEC financial statements of any Acquired Business for which the purchase price is paid or payable in cash and/or cash equivalents and/or Indebtedness in the time and manner provided herein, then the Acquisition Multiple with respect to such Acquired Business shall be deemed zero (0) and the Company shall not be entitled to acquire such Acquired Business unless as a condition thereto, the Company shall have contemporaneously with the closing of the acquisition of such Acquired Business made a cash collateral payment on the Outstanding Principal Amount of the Debentures then outstanding (pro rata among all holders of Debentures) in an amount equal to 100% of the aggregate cash, cash equivalents and Acquisition Indebtedness incurred in connection with the acquisition of such Acquired Business in accordance with Section 25(g)(ii) hereunder (or if such amount exceeds the remaining Outstanding Principal Amount on all outstanding Debentures together with the accrued and unpaid interest thereon, then an amount equal to the remaining Outstanding Principal Amount on all outstanding Debentures together with the accrued and unpaid interest thereon).

                  (ii) Notwithstanding the foregoing, so long as any of the Debentures are outstanding and cash collateral payments have not been made in an amount equal to the entire Outstanding Principal Amount and accrued and unpaid interest on all Debentures pursuant to Section 25(g), no Pari Passu Indebtedness or Subordinated Indebtedness may be incurred, directly or indirectly, by the Company or any of its Subsidiaries if during the period commencing on the tenth (10th) Business Day (or in the case of clause (ii) of the definition of Pari Passu Indebtedness, the twentieth
      (20th) Business Day) immediately preceding the incurrence of any such Pari Passu Indebtedness or Subordinated Indebtedness and ending on and including the date on which any such Pari Passu Indebtedness or Subordinated Indebtedness is incurred (A) an event constituting an Event of Default or an event that with the passage of time and without being cured would constitute an Event of Default, has occurred and is continuing, (B) any Registration Statement that is required to be effective pursuant to the Registration Rights Agreement is not effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement) required to be included in such Registration Statement pursuant to the terms of the Registration Rights Agreement or (C) there has been any Grace Period (as such term is defined in the Registration Rights Agreement).

                  (iii)  If  at  any  time  when  any  of  the   Debentures  are
      outstanding and cash collateral payments shall not have been made in an amount equal to the entire

      Outstanding Principal Amount of the Debentures, together with accrued interest thereon, in accordance with Section 25(g)(ii), the Company shall purchase any Acquired Business, whether in one or a series of transactions, for an amount of aggregate consideration (whenever paid in the form of cash, cash equivalents or Acquisition Indebtedness) that exceeds the Acquisition Multiple for such Acquired Business, (such excess amount, the "Excess Permitted Aggregate Consideration"), the Company shall, simultaneous with the closing of the purchase of the Acquired Business, make cash collateral payments in respect of an aggregate Outstanding Principal Amount of the Debentures (pro rata among all holders of Debentures) in accordance with Section 25(g)(ii) hereof equal to one hundred percent (100%) of the Excess Permitted Aggregate Consideration (or if such amount exceeds the remaining Outstanding Principal Amount on all outstanding Debentures together with the accrued and unpaid interest thereon, then an amount equal to the remaining Outstanding Principal Amount on all outstanding Debentures together with the accrued and unpaid interest thereon).

            (c) Restricted Payments. Notwithstanding anything herein to the contrary, so long as any of the Debentures are outstanding and cash collateral payments have not been made in an amount equal to the entire Outstanding Principal Amount and accrued and unpaid interest on all Debentures pursuant to
Section 25(g), the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or marketable securities, including, without limitation, Common Stock (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Pari Passu Indebtedness, Qualified Mortgage Financing, Qualified Inventory Financing or Subordinated Indebtedness of the Company or any of its Subsidiaries, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Pari Passu
Indebtedness, Qualified Mortgage Financing, Qualified Inventory Financing or Subordinated Indebtedness or otherwise; provided, however, that, so long as no event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing, on the date any of the following payments is due or is otherwise made and subject to the terms and conditions of any subordination agreement entered into in connection with the issuance of any Subordinated Indebtedness as provided herein, the Company may, without regard to the foregoing limitation: (i) pay in cash scheduled interest payments, in each case in the manner set forth in the original documentation governing such Pari Passu Indebtedness, Qualified Mortgage Financing, Qualified Inventory Financing or Subordinated Indebtedness, at an annual rate not to exceed (A) 10% per annum, if such interest rate is fixed, or (B) the prime rate plus two percent (2%), if such interest rate is floating, of such Pari Passu Indebtedness, Qualified Mortgage Financing, Qualified Inventory Financing or Subordinated Indebtedness, and (ii) make any principal payments when due on any Qualified Indebtedness at any time prior to the two-year anniversary of the Original Issuance Date; provided, however, that the Company may not make any such principal payments unless as a condition to each time any such Qualified Indebtedness is incurred, other than Acquisition Indebtedness, (including each time any Qualified Indebtedness is incurred under a revolving credit facility or otherwise), the Company shall have made cash collateral payments in an aggregate amount of Outstanding Principal Amount of all Debentures then outstanding at the time such Qualified Indebtedness was incurred (pro rata among all holders of Debentures) in accordance with Section 25(g)(ii) hereof equal to fifty percent (50%) of the principal amount of the Qualified Indebtedness so incurred, it being understood and agreed that, for the avoidance of doubt, if the Company has not satisfied its cash collateral payment obligations under Section 25(g)(ii) in connection with the incurrence of any such Qualified Indebtedness, the Company may not make any of the principal payments otherwise permitted under this subsection (ii).

            (d) Restrictions on Liens. So long as any of the Debentures are outstanding and cash collateral payments have not been made in an amount equal to the entire Outstanding Principal Amount and accrued and unpaid interest on all Debentures pursuant to Section 25(g), the Company shall not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its assets or properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof); sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to it or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens;

            (e) Restricted Investments.

                  (iv) Except as provided in Section 4(v) of the Securities Purchase Agreement and except for cash held by the Company's Belgian Subsidiary in connection with the Belgian Contribution, so long as any of the Debentures are outstanding and cash collateral payments have not been made in an amount equal to the entire Outstanding Principal Amount and accrued and unpaid interest on all Debentures pursuant to Section 25(g), the Company shall not and shall not permit any of its Subsidiaries to, directly or indirectly, deposit or hold any cash, securities, certificates of deposit, investments or other funds or cash equivalent in any account for which the Agent has not executed an account control agreement and obtained a perfected first priority security interest thereover.

                  (v) So long as any of the Debentures are  outstanding and cash collateral payments have not been made in an amount equal to the entire Outstanding Principal Amount and accrued and unpaid interest on all Debentures pursuant to Section 25(g), the Company shall not, directly or indirectly, make or commit or agree to make any loan, advance, guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the capital stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person (including, without limitation, a Subsidiary), or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or otherwise transfer any cash, property or other assets to any Subsidiary, or permit any of its Subsidiaries to do any of the foregoing, other than in connection with (i) the Interferon Acquisition,
      (ii) an  acquisition  of, or investment in, the
      assets or capital stock of any other Person by the Company or any of its Subsidiaries for consideration consisting solely of shares of Common Stock that are not subject to any repurchase, retirement or redemption obligation of the Company or any of its Subsidiaries (a "Stock Acquisition") and (iii) the contribution by the Company to its Belgian Subsidiary of not more than $25,000 in the aggregate for the payment of ordinary course business expenses (the "Belgian Contribution").

            (f) Restrictions on Asset Sales and Purchases. So long as any of the
Debentures are outstanding and cash collateral payments have not been made in an amount equal to the entire Outstanding Principal Amount and accrued and unpaid interest on all Debentures pursuant to Section 25(g), the Company shall not and shall not permit any of its Subsidiaries to convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), other than, so long as no event constituting an Event of Default or an event that with the passage of time and without being cured would constitute an Event of Default, has occurred and is continuing at the time of such sale, (i) sales of Intellectual Property, (ii) sales of Inventory in the ordinary course of business (iii) or as otherwise expressly permitted under this Debenture. So long as any of the Debentures are outstanding and cash collateral payments have not been made in an amount equal to the entire Outstanding Principal Amount and accrued and unpaid interest on all Debentures pursuant to Section 25(g), the Company shall not and shall not permit any of its Subsidiaries to purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof), other than in connection with (A) the Interferon Acquisition,
(B) the incurrence of Acquisition Indebtedness to the extent permitted hereunder, (C) a Qualified Inventory Financing, (D) a Qualified Mortgage Financing or (E) a Stock Acquisition.

            (g) Cash Collateral.

                  (i) Unless and until such time as the Company shall have made cash collateral payments in respect of the entire Outstanding Principal Amount of this Debenture, together with accrued and unpaid interest thereon, the Company shall make cash collateral payments in accordance with this Section 25(g) in respect of a portion of the Outstanding Principal Amount of this Debenture, together with accrued and unpaid interest thereon, in cash and/or Common Stock (as provided in Section 25(g)(ii) and (iii)) as follows:

      (A) on each Biweekly Revenue Cash Collateral Date, the Company shall make cash collateral payments in respect of the Outstanding Principal Amount of all Debentures, together with accrued interest thereon, in an amount equal to the product derived by multiplying (i) .5 by (ii) the Company Consolidated Revenues for the period commencing on the date of the immediately preceding Biweekly Revenue Cash Collateral Date (or the Original Issuance Date, in the case of the first Biweekly Revenue Cash Collateral Date) through the Business Day immediately preceding the applicable Biweekly Revenue Cash Collateral Date;

      (B) on each Monthly Revenue Cash Collateral Date, the Company shall make cash collateral payments in respect of the Outstanding Principal Amount of all Debentures, together with accrued interest thereon, in an amount equal to the greater of (i) the product derived by multiplying (a) .1 by (b) the portion of the Outstanding Principal Amount of all Debentures and accrued and unpaid interest thereon for which cash collateral payments have not been made under Section 25(g) as of March 31, 2004 and (ii) the product derived by multiplying (a) .5 by (b) the Company Consolidated Revenues for the period commencing on the date of the immediately preceding Monthly Revenue Cash Collateral Date (or April 1, 2004, in the case of the first Monthly Revenue Cash Collateral Date) through the Business Day immediately preceding the applicable Monthly Revenue Cash Collateral Date;

      (C) on the First Revenue Milestone Cash Collateral Date, the Company shall make cash collateral payments in respect of the Outstanding Principal Amount of all Debentures, together with accrued interest thereon, in an amount equal to the sum of (i) $400,000 and (ii) the product derived by multiplying (X) .8 by
(Y) the amount, if any, by which the Company Consolidated Revenues during the First Revenue Milestone Measuring Period exceeds the First Revenue Milestone Target;

      (D) on the Second Revenue Milestone Cash Collateral Date, the Company shall make cash collateral payments in respect of the Outstanding Principal Amount of all Debentures, together with accrued interest thereon, in an amount equal to the excess, if any, of (i) the sum of (a) $750,000 and (b) the product derived by multiplying (X) .8 by (Y) the amount, if any, by which the Company Consolidated Revenues during the Second Revenue Milestone Measuring Period exceeds the Second Revenue Milestone Target, over (ii) the cumulative amount of cash collateral payments (including the dollar value attributed to any such payments made in the form of Repayment Shares in accordance with the provisions of Section 25(g)(iii)) that have been made by the Company prior to the Second Revenue Milestone Cash Collateral Date pursuant to Sections 25(g)(i)(A) and 25(g)(i)(C) hereof;

      (E) on the Third Revenue Milestone Cash Collateral Date, the Company shall make cash collateral payments in respect of the Outstanding Principal Amount of all Debentures, together with accrued interest thereon, in an amount equal to the excess, if any, of (i) the sum of (a) $1,500,000 and (b) the product derived by multiplying (X) .8 by (Y) the amount, if any, by which the Company Consolidated Revenues during the Third Revenue Milestone Measuring Period exceeds the Third Revenue Milestone Target, over (ii) the cumulative amount of cash collateral payments (including the dollar value attributed to any such payments made in the form of Repayment Shares in accordance with the provisions of Section 25(g)(iii)) that have been made by the Company prior to the Third Revenue Milestone Cash Collateral Date pursuant to Sections 25(g)(i)(A), 25(g)(i)(C) and 25(g)(i)(D) hereof;

      (F) on the Qualified Inventory Financing Date, subject to Section 28(d), the Company shall make cash collateral payments in respect of the Outstanding Principal Amount of all Debentures, together with accrued interest thereon, in an amount an amount equal to $2,000,000.00; and

      (G) on the Qualified Mortgage Financing Date, subject to Section 28(c), the Company shall make cash collateral payments in respect of the Outstanding Principal Amount of all Debentures, together with accrued interest thereon, in an amount equal to $1,500,000.00.

                  (ii) On each Cash Collateral Date (and any date for which a cash collateral payment is required under this Section 25), the Company shall irrevocably deposit, or cause to be irrevocably deposited into the Cash Collateral Account, the portion of the total Outstanding Principal Amount of all Debentures and accrued and unpaid interest thereon for which cash collateral payments are required to be made in accordance with
      Section 25(g)(i) (or any other provision of Section 25 requiring cash collateral payments), subject to Section 25(g)(iii), in cash in U.S. Dollars to secure payment of the principal of, premium, if any, penalties, if any, and interest due on the outstanding Debentures, pursuant to the Account Control Agreement and such other written agreements and other arrangements satisfactory to the holders of 60% of the Outstanding Principal Amount of all Debentures issued on the Original Issuance Date then outstanding, which shall, among other things, confirm that the funds deposited in the Cash Collateral Account and the proceeds of any letter of credit issued shall be subject to a perfected first priority security interest in favor of the Agent for the benefit of the holders of Debentures.

                  (iii) Notwithstanding anything in Section 25(g)(ii) hereof, but subject to Sections 11 and 26 hereof, (A) on each Cash Collateral Date relating to a cash collateral payment under Section 25(g)(i)(A), the Company shall make a payment by way of delivery of 25,000 fully paid and nonassessable shares of Common Stock (as equitably adjusted for any stock dividend, stock split or other similar transaction and pro rata among all holders of Debentures) and (B) on each Cash Collateral Date relating to a cash collateral payment under Section 25(g)(i)(B), the Company shall make a payment by way of delivery of 50,000 fully paid and nonassessable shares of Common Stock (as equitably adjusted for any stock dividend, stock split or other similar transaction and pro rata among all holders of Debentures), in each case delivered to the holder in lieu of cash for such amount (it being understood and agreed that (x) the remaining balance of such payments, if any, shall be paid in cash in accordance with Section 25(g)(ii) above and (y) irrespective of whether the value of the shares of Common Stock payable under clauses (A) or (B) of this Section 25(g)(iii) exceeds the amount otherwise due under Section 25(g)(i)(A) or Section 25(g)(i)(B), as applicable, the Company shall issue the full amount of the 25,000 or 50,000 shares of Common Stock, as applicable, on the applicable Cash Collateral Date and the value of the additional shares of Common Stock, if any, delivered to the holder that exceed the amount required to be paid under the applicable subsection of this Section 25(g) shall be deemed to be a permitted prepayment of this Debenture as provided in the final sentence of this Section 25(g)(iii)) represented by duly executed stock certificates registered in the name of the holder or its designee (the "Repayment Shares") (or, in the case of a public resale of such Repayment Shares in accordance with the provisions of the Irrevocable Transfer Agent Instructions, provided the Transfer Agent is participating in The DTC Fast Automated Securities Transfer Program and, if required by DTC, the holder provides a customary representation letter to DTC, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's designee's balance account with DTC through its Deposit Withdrawal Agent Commission system) with each Repayment Share being ascribed a valued for purposes of this Section 25(g)(iii) equal to the product derived by multiplying (A) .825 by (B) the arithmetic average of Weighted Average Prices of the Common Stock on the five consecutive Business Days ending on and including the

      Business Day immediately preceding the applicable Cash Collateral Date (the "Equity Collateral Conversion Rate") provided, however, that (x) in no event may the Company pay any portion of a cash collateral payment obligation in Repayment Shares if a Registration Statement is not then effective and available for the resale of all of the Repayment Shares on the applicable Cash Collateral Date or each date which is within 10 Business Days prior to such Cash Collateral Date, in which case the full amount of such payments shall instead be made in cash in accordance with
      Section 25(g)(ii) and (y) in the event the Company does not have a sufficient number of Repayment Shares reserved and available for issuance pursuant to this Section 25(g)(iii), the Company shall issue the maximum number of Repayment Shares that are available for issuance, pro rata among all holders of Debentures, and the balance of such payment shall instead be made in cash in accordance with Section 25(g)(ii) hereof. Cash collateral payments validly made in the form of Repayment Shares under this Section 25(g)(iii) shall be deemed prepayments of (i) first, accrued and unpaid interest on the Outstanding Principal Amount of this Debenture and (ii) second, Outstanding Principal Amount of this Debenture.

                  (iv) The Company covenants and agrees that it shall make all calculations, including, without limitation, all calculations of Company Consolidated Revenues, necessary to determine the amounts to be paid from time to time under this Section 25(g) in strict accordance with the terms of this Agreement. The Company further covenants and agrees that it shall prepare and publish its quarterly and annual earnings releases and quarterly and annual reports filed with the SEC with sufficient detail so that the holder of this Debenture shall be able to determine and verify solely from the information contained therein the amount of Company Consolidated Revenues used to calculate amounts to be paid from time to time under this Section 25(g) and to reconcile the amount of Company Consolidated Revenues with the amounts actually paid under this Section 25(g). If any holder of Debentures disputes any calculations of Company Consolidated Revenues set forth in or omitted from any public release or SEC filing that covers any period relevant for the determinations required under this Section 25(g), such holder shall deliver written notice to the Company within ten Business Days of the publication of such release or SEC filing, describing in reasonable detail the basis for such dispute (and the Company shall promptly deliver such notice to all other holders). If the Company and the disputing holder(s) of Debentures are unable to resolve any such dispute within two Business Days of the Company's receipt of notice thereof, the Company shall within two (2) Business Days submit the disputed matters to the Company's independent, outside accountant. The Company shall cause the accountant to perform the determinations or calculations and notify the Company and the holders of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such accountant's determination, as the case may be, shall be binding upon all parties absent manifest error. The Company shall bear all costs, fees and expenses of the accountant in rendering any such determinations.

                  (v) On each Cash Collateral Date, the Company covenants and agrees to execute and deliver a completed Cash Collateral Accounting Certificate in the form attached hereto as Exhibit C (the "Cash Collateral Certificate") by facsimile and first class mail to the Person designated on the form of Cash Collateral Certificate (or such other Person or Persons as the holders of not less than 60% of the then Outstanding

      Principal Amount of Debentures may designate in writing to the Company), which shall be certified to each holder of Debentures as true and correct by the Chief Executive Officer or Chief Financial Officer of the Company. THE COMPANY ACKNOWLEDGES AND AGREES THAT IN NO EVENT SHALL IT OR ANY PERSON ON THE COMPANY'S BEHALF DELIVER ANY CASH COLLATERAL CERTIFICATE TO ANY HOLDER OF DEBENTURES WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF SUCH HOLDER.

                  (vi) All payments by the Company pursuant to this Section 25(g), whether in the form of cash or Repayment Shares, shall be made pro rata among all Debentures.

                  (vii) Notwithstanding anything herein to the contrary, the Company shall not be obligated to make any collateral payments, or deliver any Cash Collateral Certificates, pursuant to this Section 25(g) (whether in cash or in shares of Common Stock) on any Biweekly Revenue Cash Collateral Date, Monthly Revenue Cash Collateral Date, the First Revenue Milestone Cash Collateral Date, the Second Revenue Milestone Cash Collateral Date, or the Third Revenue Milestone Cash Collateral Date to the extent that the balance in the Cash Collateral Account (as defined in the Securities Purchase Agreement) is not less than $1,300,000.

            (h) Conflicts. In the event there is any conflict among provisions of this Section 25 as to the amount of any cash collateral payment required to be paid by the Company into the Cash Collateral Account, the provision requiring the Company to pay the greater amount shall in all instances control.

      26. Limitation on Number of Conversion Shares. The Company (1) shall not be obligated to issue Conversion Shares upon conversion of this Debenture, (2) shall not be permitted to issue Interest Shares (but instead shall make Cash Interest Payments), (3) shall not be permitted to issue Repayment Shares (but instead shall make cash collateral payments in cash), (4) shall not be permitted to make a Company Conversion, and (5) shall not be permitted to issue conversion shares, interest shares, repayment shares, or warrant shares in connection with the Previously-Issued Securities (as defined in the Securities Purchase Agreement), in each case to the extent that the issuance of such shares of Common Stock would cause the Company to exceed that number of shares of Common Stock which the Company may issue under this Debenture (the "Exchange Cap") without breaching the Company's obligations under the rules or regulations of the Principal Market, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the Principal Market (or any successor rule or regulation) for issuances of Common Stock in excess of such amount. Until such approval is obtained, the holder of this Debenture shall not be issued, upon conversion or redemption of, or as interest under, this Debenture, shares of Common Stock in an amount greater than the difference between (i) the product of (x) the Exchange Cap amount multiplied by (y) a fraction, the numerator of which is the aggregate principal amount of Debentures issued to such Holder pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate principal amount of all the Debentures issued to all Debenture holders pursuant to the Securities Purchase Agreement and (ii) the sum of (A) the aggregate number of Interest Shares and Repayment Shares and shares issued in connection with a Company Conversion issued to the holder of this Debenture (and all predecessor holders) as of the date of such conversion plus (B) the aggregate number of shares of Common Stock issued to the holder of this Debenture (and all predecessor holders) upon the exercise of any Warrants held by such holder (and all predecessor holders) as of the date of such conversion plus (C) the aggregate number of shares of Common Stock issued to the holder of this Debenture (and all predecessor holders) pursuant to the Previously-Issued Securities (such difference, the "Cap Allocation Amount"). If at any time when the Holder shall deliver a Conversion Notice pursuant to Section 4 hereof the Company shall be prohibited pursuant to the provisions of this Section 26 from issuing all or any portion of the Conversion Shares issuable pursuant to such Conversion Notice, then the Company shall pay in immediately available funds to the holder of this Debenture within two (2) Business Days of the date of delivery of such Conversion Notice, an amount in cash equal to the product of
(X) the number of shares of Common Stock which could not be issued by virtue of the limitations contained in this Section 26 multiplied by (Y) the average of the Weighted Average Price of the Common Stock on each of the five (5) trading days ending on the third trading day immediately preceding the date the date of delivery of such Conversion Notice. The Outstanding Principal Amount of this Debenture shall be reduced by an amount equal to the Outstanding Principal Amount of this Debenture designated in the Conversion Notice that could not be converted by virtue of the limitations set forth in this Section 26 and for which the Company has made payment pursuant to the immediately preceding sentence.

      27. Taxes.

            (a) The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof) and other similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Debentures; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Stock or other securities or property in a name other than that of the registered holder of this Debenture to be converted and such holder shall pay such amount, if any, to cover any applicable transfer or similar tax.

            (b) The Company shall be permitted to withhold from any amounts payable to a Debenture holder or a holder of Common Stock any taxes required by law to be withheld from such amount. If the Company shall be required to withhold or deduct any tax, levy or other governmental charge, excluding (A) net income taxes, franchise taxes, or taxes imposed on or measured by net income (or overall gross receipts, to the extent such tax is imposed in lieu of a tax on net income by a jurisdiction that does not impose any tax based on or measured by net income) on any Debenture holder by the jurisdiction in which such Debenture holder is organized or any other jurisdiction in which such Debenture holder would be subject to tax without regard to the transactions contemplated hereby and (B) U.S. Federal withholding taxes (unless such U.S. Federal withholding taxes would not be imposed but for a change in or amendment to the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations or any other administrative authority thereunder or any tax treaty or the release or promulgation of any judicial decision relating thereto, in each case, on or after the date such Debenture holder acquires a Debenture (each, a "Change in Law")) (all such non-excluded taxes, levies or other governmental charges, "Taxes") from any payment of interest, or any accrual of original issue discount (if applicable), for U.S. Federal income tax purposes made hereunder or under any Debenture to or for the benefit of any Debenture holder, then (A) the amount payable shall be increased by the amount necessary so that after making all required deductions and withholdings (including deductions and withholdings with respect to additional amounts payable under this Section 27(b)) such Debenture holder shall receive an amount equal to the amount it would have received if no such deduction or withholding of Taxes had been required, (B) the Company shall make such deduction or withholding and (C) the Company shall pay the full amount deducted to the appropriate governmental authority in accordance with applicable law. If any Debenture holder is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (each a "Non-U.S. Debenture Holder"), it shall deliver to the Company two copies of either (A) U.S. Internal Revenue Service Form W-8BEN (claiming complete exemption from U.S. Federal withholding tax under an income tax treaty), or any successor form; (B) U.S. Internal Revenue Service Form W-8ECI (claiming complete exemption from U.S. Federal withholding tax because the income is effectively connected with a U.S. trade or business), or any successor form; (C) in the case of a Non-U.S. Debenture Holder claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code, with respect to payments of "portfolio interest," U.S. Internal Revenue Service Form W-8BEN (certifying as to beneficial ownership), or any successor form, and a certificate in form and substance reasonably acceptable to the Company representing that such Non-U.S. Debenture Holder is not a "bank" for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a "controlled foreign corporation" related to the Company (within the meaning of Section 864(d)(4) of the Code); or (D) other applicable form, certificate or document prescribed by the U.S. Internal Revenue Service certifying as to such Non-U.S. Debenture Holder's entitlement to a complete exemption from U.S. Federal withholding tax, as applicable, in all cases such forms and other documents being properly completed and duly executed by such Non-U.S. Debenture Holder claiming complete exemption from U.S. Federal withholding tax on payments of interest (or of original issue discount, if applicable) for U.S. Federal income tax purposes by the Company under the Debentures. Each Debenture holder and each holder of common stock that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (each a "Non-U.S. Equity Holder") also shall deliver to the Company, to the extent legally able to do so, with respect to payments of dividends for U.S. Federal income tax purposes by the Company, if applicable, two copies of either (A) U.S. Internal Revenue Service Form W-8BEN (claiming a reduction of U.S. Federal withholding tax under an applicable income tax treaty, if any), or any successor form, (B) U.S. Internal Revenue Service
Form W-8ECI (claiming complete exemption from U.S. Federal withholding tax because the income is effectively connected with a U.S. trade or business), or any successor form, or (C) other applicable form, certificate or document prescribed by the U.S. Internal Revenue Service certifying as to such Non-U.S. Equity Holder's entitlement to an exemption from, or a reduction of, U.S. Federal withholding tax on payments of dividends for U.S. Federal income tax purposes by the Company, as applicable, in all cases such forms and other documents being properly completed and duly executed by such Non-U.S. Equity Holder. In addition, each Debenture holder and each holder of Common Stock that is not otherwise exempt from "back-up withholding" shall deliver to the Company two properly completed and duly executed copies of either (A) U.S. Internal Revenue Service Form W-8BEN, or any successor form, (B) U.S. Internal Revenue Service Form W-8ECI, or any successor form, (C) U.S. Internal Revenue Service Form W-9, or any successor form, or (D) other applicable form, certificate or document prescribed by the U.S. Internal Revenue Service, as applicable, in each case indicating that such Debenture holder or holder of Common Stock is not subject to "back-up withholding" for U.S.

Federal income tax purposes. The forms and other documents required to be delivered pursuant to this Section 27(b) shall be delivered (A) on or prior to the Original Issuance Date and (B) from time to time thereafter if within ten
(10) Business Days after receipt of a written request therefor by the Company. In addition, each Debenture holder and each holder of Common Stock shall promptly notify the Company at any time it determines that it is no longer in a position to provide any previously delivered (or requested) form, document or certificate to the Company, including as a result in whole or in part from a Change in Law; provided, however, that the failure to provide such notice shall not affect any Debenture holder's right to any additional amounts hereunder.

            (c) Notwithstanding anything to the contrary in Section 27(b) above, the Company shall not be required to pay any additional amount to any Debenture holder pursuant to the preceding paragraph to the extent the Tax in respect of which such additional amount would otherwise be payable would not have been imposed but for the failure of such Debenture holder to comply with its obligations under such paragraph; provided, however, that the failure to provide the applicable form, document or certificate pursuant to the preceding paragraph as provided in the notice required by the preceding paragraph resulting in whole or in part from a Change in Law shall not affect such Debenture holder's right to any additional amounts hereunder.

      28. Security.

            (a) The Debentures shall be secured to the extent and in the manner provided in the Security Agreement.

            (b) The Company acknowledges and agrees that all amounts deposited in the Cash Collateral Account (a) shall constitute Collateral for all obligations of the Company under the Debentures (the "Obligations"). At any time during the continuance of an Event of Default, the Agent may require the Cash Collateral Account Bank to transfer all amounts held in the Cash Collateral Account to the Agent for application to the Obligations pursuant to the terms of the Debentures.

            (c) In the event that the Company desires to enter into the Qualified Mortgage Financing, the holder, by its acceptance of this Debenture, agrees to cause the Agent to enter into a written agreement, reasonably satisfactory to the Agent, providing that, upon the consummation of the Qualified Mortgage Financing and the Company making the deposit into the Cash Collateral Account of not less than $1,500,000 in cash in accordance with Sections 25(g)(i)(G) and 25(g)(ii), the Agent shall release its Lien on the Acquisition Buildings and shall execute and deliver to the Company or to the provider of such financing or the purchaser of the Acquisition Buildings such release or reconveyance instruments and such other documents as shall be reasonably necessary to release the Lien of the Agent on the Acquisition Buildings pursuant to the Mortgages, in each case at the sole cost and expense of the Company and without any warranty or representation by, or recourse to, the Agent or the holder of this Debenture.

            (d) In the event that the Company desires to enter into the Qualified Inventory Financing, the holder, by its acceptance of this Debenture, agrees to cause the Agent to enter into a written agreement, reasonably satisfactory to the Agent, providing that, upon the consummation of the Qualified Inventory Financing and the deposit into the Cash Collateral Account of not less than $2,000,000 in cash in accordance with Sections 25(g)(i)(F) and 25(g)(ii), the Agent shall release its Lien on the Inventory and shall execute and deliver to the Company or to the provider of such financing such UCC3 Amendments (or authorizations to file the same) and such other documents as shall be reasonably necessary to release the Lien of the Agent on the Inventory pursuant to the Security Agreement, in each case at the sole cost and expense of the Company and without any warranty or representation by, or recourse to, the Agent or the holder of this Debenture.

            (e) If at any time the Company shall have deposited into the Cash Collateral Account an amount equal to the entire Outstanding Principal Amount and accrued and unpaid interest on all Debentures pursuant to Section 25(g), the holder, by its acceptance of this Debenture, agrees to release, or cause the Agent to release, its Lien on all Collateral, other than the Cash Collateral Account, and shall execute and deliver to the Company (or cause the Agent to execute and deliver to the Company) such release or reconveyance instruments and such other documents as shall be reasonably necessary to release the Liens on the Collateral (other than the Cash Collateral Account) in each case at the sole cost and expense of the Company and without any warranty or representation by, or recourse to, the Agent or the holder of this Debenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: January 26, 2004

                                          HEMISPHERX BIOPHARMA, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:
                                          Print Address:
                                          Telephone:
                                          Facsimile:

ATTEST

------------------------------
Name:
Title:

                                    EXHIBIT I

                      (To be Executed by Registered Holder
                         in order to Convert Debenture)

                                CONVERSION NOTICE
                                       FOR
          6% SENIOR SECURED CONVERTIBLE DEBENTURE DUE JANUARY 31, 2006

The undersigned, as Holder of the 6% Senior Secured Convertible Debenture Due January 31, 2006 of HEMISPHERX BIOPHARMA, INC. (the "Company"), No. _, in the outstanding principal amount of $_______ (the "Debenture"), hereby elects to convert $_______ of the outstanding principal amount of the Debenture (as well as accrued and unpaid interest) into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company according to the conditions of the Debenture, as of the date written below.

         Date of Conversion:____________________________________________________

         Principal Amount of Debentures to be converted:________________________

         Accrued Interest to be converted:______________________________________

         Installment Date to which the amount to be converted relates:__________

         Tax ID Number (If applicable):_________________________________________

Please confirm the following information:

         Conversion Price:______________________________________________________

         Number of shares of Common Stock to be issued:_________________________

         Is the Variable Price being relied on pursuant to Section 6(c) of the Debenture? (check one) YES ____ No ____

         Please issue the Common Stock into which the Debentures are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

         Issue to: ________________________________________

         Address: _________________________________________

         Telephone Number: ________________________________

         Facsimile Number: ________________________________

         Authorization: ___________________________________

         By: ______________________________________________

         Title: ___________________________________________

         Dated:
         Account Number (if electronic book entry transfer):____________________

         Transaction Code Number (if electronic book entry transfer):___________

[NOTE TO HOLDER -- THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

                                 ACKNOWLEDGMENT

      The Company hereby acknowledges this Conversion Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated January [___], 2004 from the Company and acknowledged and agreed to by [Transfer Agent].

                                        HEMISPHERX BIOPHARMA, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

Account Control Agreement...................................................13
Acquiring Entity............................................................27
Act.........................................................................13
Agent.......................................................................13
Approved Stock Plan.........................................................13
ASE.........................................................................13
Bloomberg...................................................................13
Business Day................................................................14
Cap Allocation Amount.......................................................53
Cash Collateral Account.....................................................14
Cash Collateral Account Bank................................................14
Cash Collateral Certificate.................................................51
Cash Interest Payment.......................................................12
Cash Transaction........................................................14, 28
Change of Control...........................................................28
Change of Control Redemption Price..........................................27
Closing Sale Price......................................................14, 17
Collateral..................................................................14
Common Stock............................................................14, 58
Common Stock Deemed Outstanding.............................................14
Company.............................................................12, 58, 67
Conversion Date.............................................................20
Conversion Failure..........................................................15
Conversion Notice...........................................................19
Conversion Price............................................................15
Conversion Rate.............................................................19
Convertible Securities......................................................15
Debenture...............................................................12, 58
Debenture Delivery Date.....................................................19
Debenture Register..........................................................13
Debentures..................................................................12
Default Conversion Price....................................................15
Default Interest............................................................13
Dilutive Issuance...........................................................23
DTC.........................................................................19
Events of Default...........................................................30
Exchange Act................................................................36
Exchange Cap................................................................52
Fixed Conversion Price......................................................15
Holder......................................................................12
Indebtedness................................................................32
Intellectual Property.......................................................15
Interest Payment Date.......................................................12
Interest Payments...........................................................12
Interferon Acquisition......................................................15

Letters of Credit...........................................................15
Mandatory Conversion........................................................18
Mandatory Conversion Date...................................................18
Mandatory Conversion Measuring Period.......................................18
Mandatory Conversion Notice.................................................18
Maturity Date...............................................................12
Maturity Date Mandatory Redemption..........................................22
Maturity Date Redemption Price..............................................22
Mortgage....................................................................15
NASDAQ......................................................................15
New Securities Issuance Price...............................................23
Notice of Change of Control.................................................27
Notice of Redemption Upon Change of Control.............................27, 28
NYSE........................................................................16
Options.....................................................................16
Organic Change..............................................................27
Original Issuance Date......................................................16
Outstanding Principal Amount................................................16
Person......................................................................16
Principal Market............................................................16
Quarterly Period............................................................16
Registration Rights Agreement...............................................16
Rule 144....................................................................36
SEC.........................................................................16
Securities Agreement........................................................16
Securities Purchase Agreement...............................................16
Share Delivery Date.........................................................19
Strategic Financing.........................................................16
Transaction Documents.......................................................17
Transfer Agent..............................................................19
Valuation Event.............................................................25
Warrants....................................................................17
Weighted Average Price......................................................17

                                    EXHIBIT A

                            Subordination Provisions

      Section 1. Definitions. As used herein, the following terms shall have the following meanings:

            "Borrower" shall mean [Hemispherx] [applicable Subsidiary of Hemispherx].

            "Hemispherx" shall mean Hemispherx Biopharma, Inc., a corporation duly organized and existing under the laws of the State of Delaware.

            "Loan Documents" shall mean any agreement executed in connection with the issuance of the Senior Debt, in each case as amended, supplemented or otherwise modified from time to time.

            "Obligations" shall mean the obligations of the Borrower now or hereafter existing in favor of the holders of the Senior Debt, whether for principal, interest (including interest accruing subsequent to the filing of any petition initiating any bankruptcy, insolvency, arrangement, reorganization or receivership proceedings relating to the Borrower), fees, expenses or otherwise.

            "Senior Debt" shall mean the Borrower's 6% Senior Secured Convertible Debentures due January 31, 2006.

            "Subordinated Creditor" shall mean _______________.

            "Subordinated Debt" shall mean all indebtedness of the Borrower now or hereafter existing in favor of the Subordinated Creditor, whether created directly or acquired by assignment or otherwise, all interest thereon and all fees, premiums and other amounts payable in respect thereof.

            "Subordinated Loan Documents" shall mean the instruments and agreements to which the Borrower is a party evidencing or relating to any Subordinated Debt.

      Section 2. Agreement to Subordinate. Each of the Subordinated Creditor, Hemispherx and the Borrower agrees that the Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of the Obligations.

      Section 3. Restrictions on Payment of the Subordinated Debt.

      (a) The Subordinated Creditor may receive, and the Borrower may pay, interest on the Subordinated Debt evidenced by the Subordinated Loan Documents, in the stated amounts and on the stated dates of payment thereof as set forth in the Subordinated Loan Documents, provided, however, that no such payments shall be received or made at any time during which an Event of Default (as defined in the Senior Debt) shall have occurred and be continuing on any Senior Debt.

      (b) In the event of any dissolution, winding up, liquidation, arrangement or reorganization relating to Hemispherx or the Borrower, in any bankruptcy, insolvency, arrangement, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Hemispherx or the Borrower, any payment or distribution of any kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt shall be paid or delivered directly to the holders of the Senior Debt for application (in the case of cash) to, or as collateral (in the case of securities or other non-cash property) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full.

      (c) All payments or distributions upon or with respect to the Subordinated Debt which are received by the Subordinated Creditor contrary to these subordination provisions shall be received in trust for the benefit of the holders of the Senior Debt for the ratable benefit of such holders, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid over to the holders of the Senior Debt for the ratable benefit of such holders in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of securities or other non-cash property) for the payment or prepayment of the Obligations until the Obligations shall have been paid in full.

      Section 4. Obligations Unconditional.

      (a) All rights and interests of the holders of the Senior Debt hereunder, and all agreements and obligations of the Subordinated Creditor, Hemispherx and the Borrower hereunder, shall remain in full force and effect irrespective of:
(i) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Hemispherx or the Borrower in respect of the Obligations or the Subordinated Creditor, Hemispherx or the Borrower in respect of these subordination provisions.

      (b) These subordination provisions shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the holders of the Senior Debt upon the insolvency, bankruptcy or reorganization of Hemispherx or the Borrower or otherwise, all as though such payment had not been made.

      Section 5. Waivers. Each of the Subordinated Creditor, Hemispherx and the Borrower waives (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligation by Hemispherx or the Borrower, (iii) notice of any actions taken by the holders of the Senior Debt, Hemispherx or the Borrower under any Loan Document or any other agreement or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Subordinated Creditor, Hemispherx and the Borrower under these subordination provisions, the omission of or delay in which, but for the provisions of this
Section 5, might constitute grounds for relieving the Subordinated Creditor, Hemispherx or the Borrower of its obligations under these subordination provisions and (v) any requirement that the holders of the Senior Debt protect, secure, perfect or insure any security interest or other lien or any property subject thereto or exhaust any right to take any action against Hemispherx or the Borrower or any other person.

      Section 6. Subrogation. No payment or distribution to the holders of the Senior Debt pursuant to these subordination provisions shall entitle the Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Obligations shall have been satisfied in full.

      Section 7. Miscellaneous.

      (a) Each of the Subordinated Creditor, Hemispherx and the Borrower will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and other documents, and take all further action that the holders of the Senior Debt may reasonably request in order to reflect the subordination provisions set forth herein.

      (b) These subordination provisions shall be governed by and construed in accordance with the law of the State of New York.

                                    EXHIBIT B

                                    Inventory

                                    EXHIBIT C

                       FORM OF CASH COLLATERAL CERTIFICATE

IN NO EVENT SHALL THIS CERTIFICATE BE DELIVERED BY OR ON BEHALF OF THE COMPANY TO ANY HOLDER OF DEBENTURES WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF SUCH HOLDER.

CERTIFICATE TO BE DELIVERED ONLY TO THE RECIPIENT DESIGNATED BELOW.

To:

Eleazer Klein, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY  10022
Telephone: (212) 756-2000
Facsimile: (212) 593-5955

The undersigned, the duly elected [Chief Executive Officer/Chief Financial Officer] of HEMISPHERX BIOPHARMA, INC. (the "Company"), hereby certifies to the holders of the 6% Senior Secured Convertible Debentures Due January 31, 2006 of the Company (the "Debentures") pursuant to Section 25(g)(v) of the Debentures, that the following information is true and correct in all respects (capitalized terms used in this certificate and not defined herein shall have the meanings ascribed to them in the Debentures):

      Cash Collateral Date:________________________.

      Qualified Inventory Financing Date (if applicable): ________________.

      Qualified Mortgage Financing Date (if applicable): ________________.

      Amount of Cash Collateral Payment: $__________________.

      Amount of Cash Collateral Payment Made in Cash: $______________.

      Aggregate Dollar Value of Cash Collateral Payments Made in Repayment Shares (if applicable): $_______________.

      Aggregate Number of Repayment Shares Issued (if applicable):
_______________.

      Equity Collateral Conversion Rate (if applicable):___________.

      Company Consolidated Revenues for the relevant period (if applicable):
$____________.

      Aggregate Amount of Cash Collateral Payments Made Prior to this Cash Collateral Date: $____________.

      IN WITNESS WHEREOF, the undersigned has executed this certificate as of this _____ day of _________________, 200_.


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